As filed with the Securities and Exchange Commission on October 14, 2010
1933 Act Registration No. 333-67552
1940 Act Registration No. 811-10467

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 15	☑

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 15	☑
(Check appropriate box or boxes.)
CAUSEWAY CAPITAL MANAGEMENT TRUST
(Exact name of registrant as specified in charter)
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 231-6117

Copies to:
SEI Investments Global Funds Services
One Freedom Valley Drive	MARK D. PERLOW
Oaks, PA 19456	K&L Gates LLP
(Name and address of agent for service)	Four Embarcadero Center, Suite 1200
San Francisco, CA 94111
Telephone: (415) 249-1070
Facsimile: (415) 882-8220
Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.
It is proposed that this filing will become effective:
☐ Immediately upon filing pursuant to paragraph (b)
☐ On ________ pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On ________ pursuant to paragraph (a)(1)
☑ 75 days after filing pursuant to paragraph (a)(2)
☐ On ________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
[December XX, 2010]
Causeway Global Absolute Return Fund
Institutional Class ([            ])
Investor Class ([           ])
Subject to Completion
Preliminary Prospectus dated October 14, 2010
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction in which the offer or sale is not permitted.
As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Causeway Global Absolute Return Fund	3
Investment Objective	3
Fees and Expenses	3
Principal Investment Strategies and Risks	4
Performance	11
Portfolio Management	11
Purchase and Sale of Fund Shares	12
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	12
Fund Details	13
Additional Investment Information	13
Investment Risks	13
Information about Portfolio Holdings and Exposures	17
Management of the Fund	18
Investing in the Fund	21
Description of Classes	21
How to Purchase and Sell Fund Shares	21
Dividends and Capital Gain Distributions	28
Taxes	28
Financial Highlights	30
     This Prospectus contains information about Causeway Global Absolute Return Fund (the “Global Absolute Return Fund” or “Fund”), which is a diversified series of Causeway Capital Management Trust. Causeway Capital Management LLC, the Fund’s investment adviser, is referred to below as the “Investment Adviser.”

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Causeway Global Absolute Return Fund
Investment Objective
The Fund’s investment objective is to seek long-term growth of capital with low or no correlation to the Morgan Stanley Capital International World Index (the “World Index”).
Fees and Expenses
The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.
Shareholder Transaction Fees
(fees paid directly from your investment)

	Institutional	Investor
	Class	Class
Sales Charge (Load) on Purchases and Reinvested Distributions	None	None

Deferred Sales Charge (Load)	None	None

Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor
	Class		Class
Management Fees	[ ]	%	[ ]	%

Other Expenses*	[ ]	%	[ ]	%

Shareholder Service Fees	None		0.25%

Acquired Fund Fees and Expenses*	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses*	[ ]	%	[ ]	%

Expense Reimbursement (1)*	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses After Expense Reimbursement*	[ ]	%	[ ]	%

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(1)	Under the terms of an expense limit agreement, the Investment Adviser has agreed to reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding [ ]% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2012 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

*	Based on estimates for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class Investor Class	$[ ] $[ ]	$[ ] $[ ]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, the Fund’s portfolio turnover rate is not available.
Principal Investment Strategies and Risks
What are the Fund’s principal investment strategies?
The Fund intends to have long and short exposures to equity securities of companies located primarily in developed countries outside the U.S. and of companies in the U.S. To obtain exposure to long and short positions in securities, the Fund intends to enter into one or more total return equity swap agreements (each, a “swap agreement”). Although the Fund is permitted to take direct long and short positions in securities, it does not currently intend to purchase or sell securities or directly hold short positions in securities. The Investment Adviser will use its fundamental global value equity strategy to manage the Fund’s long exposures (the “global long portfolio” of the Fund). The Investment

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Adviser will use its quantitative investment strategy designed to identify short exposures that it expects to underperform the World Index to manage the Fund’s short exposures (the “global short portfolio” of the Fund).
The dollar amount of the Fund’s long exposures will generally be equivalent to the dollar amount of its short exposures. By having approximately equivalent amounts of long and short exposures, the Fund seeks to generate returns that have low or no correlation to the World Index, and lower volatility than the World Index. This would limit the Fund’s participation in a market upswing. The Fund’s benchmark will be the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. While the total dollar amount of long and short exposures is expected to be approximately equal, the global long portfolio and the global short portfolio will be managed using different styles and, as a result, will have exposures that will not be hedged. For example, the global long portfolio and global short portfolio will have exposures to different companies, and the Fund’s portfolio exposures, including country exposures, industry or sector exposures, currency exposures and risk characteristics (e.g., value, growth, size, cyclicality, volatility and momentum), will differ between the global long and short portfolios. Depending on the exposures taken, exposures in the global long portfolio may even be increased by exposures taken in the global short portfolio, and vice versa.
Swap Agreements. Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers, using the strategies described below. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s positions under a swap agreement is, on a net basis, “out of the money”). The Fund intends, initially, to enter into swap agreements with a single counterparty. While the Fund currently intends to use only swap agreements, it is also permitted directly to purchase long securities and directly to sell securities short.
Swap Agreement Financing Charges and Transaction Costs. Under a swap agreement, the Fund will pay financing charges to the counterparty based on the notional amount of long exposures, and the Fund will also pay transaction costs when it changes exposures to stipulated underlying investments, including brokerage commissions and stamp taxes. Although the Fund will not itself be trading in underlying investments, the counterparty will charge the Fund as if it were trading directly. These charges permit the counterparty, if it desires to hedge its obligations to the Fund, to recover the costs of any such hedging. On short exposures, the Fund will receive interest from the counterparty based on the notional value of the short exposures, effectively replicating what the Fund would receive

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on the proceeds from direct short sales, if the Fund were directly making short sales. The financing charge based on the long exposures, however, will reduce interest that the Fund would otherwise earn on its short exposures. In addition, the Fund will pay the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposures.
Swap Agreements and Leverage. Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in Treasury bills and money market instruments that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures to up to four times its net asset value.
Periodic Settlement of Swap Agreements. The Fund expects to settle or close out swap positions at least monthly, and may do so more frequently, so that the value of (that is, the net gain under) any swap agreements, when they are “in the money,” with a single counterparty will not exceed 5% of the value of the Fund’s total assets. While periodically closing out a swap position is intended to limit counterparty risk, it will also cause the Fund to realize short-term capital gains throughout the year, which when distributed to shareholders will be taxable as ordinary income, rather than at lower long-term capital gains rates.
Exposures Underlying Swap Agreements. The Investment Adviser expects the Fund generally to have long exposures to between approximately 35 and 55 security positions and short exposures to between approximately 50 and 125 security positions. The global short portfolio is expected, normally, to have higher turnover of its exposures than the global long portfolio. Under normal circumstances, at least 40% of the Fund’s total exposures will be to companies located in a number of countries outside the U.S. Up to 20% of the Fund’s total exposures may include exposures to companies located in emerging markets. The Fund’s Statement of Additional Information (“SAI”) discusses how the Investment Adviser determines where a company is located. The Fund may have exposures to companies of all sizes and in any industry, and the Fund does not intend to have concentrated exposure to any particular industry, as measured relative to the Fund’s exposures to all industries. The use of swap agreements and the ability to use leverage to increase economic exposures relative to the Fund’s net assets may, however, result in the Fund obtaining greater economic exposures to particular industries than would otherwise be the case, and being susceptible to industry-specific market or economic developments.
Global Long Portfolio. The global long portfolio of the Fund will be exposed primarily to equity securities of companies in developed countries located outside the U.S. and of companies in the U.S. Normally, the majority of the global long portfolio will be exposed to companies that pay dividends or repurchase their shares.
The Investment Adviser follows a value style for the global long portfolio of the Fund. This means that this portfolio will have exposure to stocks that the Investment Adviser

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believes have a lower price than their true worth. For example, stocks may be “undervalued” because the issuing companies are part of industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers each of the following value characteristics in identifying, increasing, or decreasing exposures for the global long portfolio of the Fund:
• Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
• High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
• Low price-to-book value ratio (stock price divided by book value per share) relative to the market
• Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market
• Financial strength
Generally, price-to-earnings and yield are the most important factors.
Global Short Portfolio. The global short portfolio of the Fund will have exposures to short positions in equity securities of companies in developed countries located outside the U.S. and of companies in the U.S. that the Investment Adviser believes will underperform the World Index. If the World Index is increasing, a short position may underperform the World Index and still lose value. The Investment Adviser will use a quantitative investment strategy to identify, increase, or decrease exposures, and to analyze certain financial characteristics that the portfolio managers believe are influential in determining whether a security will underperform the World Index. These characteristics include, among others, valuation metrics, earnings growth, technical/price momentum, and financial strength/earnings quality. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts will review the quantitative outputs to attempt to identify special issues, such as significant corporate actions or management changes, which cannot be detected quantitatively.
What are the main risks of investing in the Fund?
As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which it has short exposure is rising. Also, the Investment Adviser may identify investments that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s assets or exposures decreases, you may lose money. We cannot guarantee that the Fund will achieve its investment objective. Risks associated with foreign securities, value stocks, quantitative techniques, management and style risks, and

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short positions, as described below, apply whether the Fund obtains exposures through a swap agreement or makes direct investments.
Foreign and Emerging Markets Risk. Because the Fund has significant exposure to foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s exposures may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund has exposures to securities denominated in foreign currencies, the Fund’s value may go down in value depending on foreign exchange rates. Other risks applicable to foreign companies that could impact the value of their securities, and thus the value of the Fund’s exposures, include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
Value Stock Risk. Value stocks, including those identified by the Investment Adviser for the global long portfolio of the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down.
Quantitative Strategy Risk. The Investment Adviser will use quantitative techniques to identify exposures for the global short portfolio of the Fund. Securities identified using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factor’s historical trends. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security exposure’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model. In addition, data for emerging markets companies may be less available and/or less current than data for developed markets companies, and the Investment Adviser’s processes and exposure selection can be adversely affected if it relies on erroneous or outdated data.
Short Exposure Risk. The global short portfolio of the Fund will be exposed to short positions through swap agreements. Short positions are subject to special risks. Short positions obtain exposure to securities with the goal of closing the position at a later date when the value of the security has decreased. If the price of the security increases before the position is closed, the Fund will incur a loss equal to the increase in price from the time the exposure was obtained, calculated based on the notional value of the exposure, plus any other charges payable under a swap agreement. Because the short exposures will exceed the Fund’s net assets, the risk of loss is increased. Further, since the Fund will lose money if the value of the underlying security increases, losses are potentially unlimited. This risk is magnified in periods of market turmoil.
Management and Style Risks. While the total dollar amounts of long and short exposures are expected to be approximately equal, the global long portfolio and the global short portfolio will be managed using different styles and, as a result, will have exposures that will not be hedged. If the value of the exposures in the global short portfolio of the Fund increases at the same time that the value of exposures in the global long portfolio of the Fund decreases, the Fund will be exposed to significant losses, which will be magnified by leverage through the use of swap agreements.
Besides having exposures to different companies, the Fund’s portfolio exposures, including country exposures, industry or sector exposures, currency exposures and risk characteristics (e.g., value, growth, size, cyclicality, volatility and momentum), will differ between the global long and short portfolios. These portfolio characteristics will not be hedged, and the global long portfolio may have exposures to portfolio characteristics to which the global short portfolio does not have the same type or extent of exposure, and vice versa. Depending on the exposures, it is possible that the Fund could create positive correlation instead of hedging its

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overall exposure to a particular portfolio characteristic through both the global long and short portfolios, thereby magnifying the Fund’s exposure rather than offsetting its risk. The Fund will be subject to losses if a portfolio characteristic to which it has exposure performs poorly, and the extent of losses will be magnified by leverage through the use of swap agreements.
Swap Agreement Risks. A swap agreement is a form of derivative instrument, which involves the use of leverage. A swap agreement can be volatile and involves significant risks, including counterparty risk, leverage risk, liquidity risk, and short position risk. The use of a swap agreement will expose the Fund to additional risks that it would not be subject to if it had invested directly in the securities underlying the swap agreement and may result in larger losses or smaller gains than would otherwise be the case.
The Fund pays significant swap expenses (including financing charges based on the notional amount of long exposures) when investing through swap agreements, and pays transaction costs when it changes exposures to securities underlying a swap agreement, including amounts equivalent to brokerage commissions and stamp taxes that would be incurred if the Fund were directly trading. In addition, the Fund will pay the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposure. These fees and charges will reduce investment returns and increase investment losses.
By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund intends initially to enter into swap agreements with a single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to close out swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.
There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.
A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those obligations. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to

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changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Investment Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.
The Fund may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position. Although the Fund intends to close out swap agreements so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time, it may have difficulty doing so in a timely manner.
The Fund expects to close out swap agreements at least monthly, which will cause the Fund to realize short-term capital gains that, when distributed to its shareholders, will generally be taxable to them at ordinary income rates rather than at lower long-term capital gains rates.
Other Risks. See “Investment Risks” beginning on page [XX] for more information about the risks associated with the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund may be an appropriate investment if you:
• Are seeking to diversify your investments to include an allocation to the “alternatives” asset class designed to have low or no correlation to the World Index.
• Are seeking long-term growth of capital with low or no correlation to the World Index.
• Are seeking to diversify a portfolio of equity securities to include foreign securities, as well as U.S. securities, and can tolerate risks associated with foreign investing, including currency risks.

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• Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.
• Can tolerate the risks of substantial leverage, which will magnify gains and losses.
Performance
The Fund did not commence operations until the date of this Prospectus and does not have a full calendar year of performance to present. Once it has been in operation for a full calendar year, performance information will be presented. The Fund’s past performance will not necessarily indicate how it will perform in the future. For current performance information, please visit www.causewayfunds.com.
Portfolio Management
Investment Adviser
Causeway Capital Management LLC
Portfolio Managers
The Fund is managed by the following team of portfolio managers:
Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.
Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.
James A. Doyle, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.
Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.
Kevin Durkin, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.
Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.
Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served as the Fund’s portfolio manager since 2010.
MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2010.

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Purchase and Sale of Fund Shares: You may purchase or sell (redeem) shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com (for existing shareholders). Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.
Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.
Tax Information: Distributions from the Fund are generally taxable as ordinary income or long-term capital gains. Because the Fund expects to close out swap agreements at least monthly, it expects that a substantial amount of its realized net capital gains, if any, will be treated as short-term capital gains and thus taxable to its shareholders, when distributed to them, as ordinary income rather than at lower long-term capital gains rates.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

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Fund Details
Additional Investment Information
Money Market Investments
To meet redemptions and provide collateral and support to swap agreements, the Fund will invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can decrease or entirely eliminate its derivatives exposure in response to adverse market, economic or political conditions, and invest up to 100% of its assets in short-term, investment grade bonds, and other money market instruments. A larger percentage of such investments could moderate the Fund’s investment results. The Fund may not achieve its investment objective using this type of investing.
A Note about Calculations.
When used in this Prospectus, references to the Fund’s “total assets” are to its gross assets, including net unrealized gains, before liabilities, without deduction for unrealized losses, if any, under swap agreements. The Fund’s “net assets” refers to its total assets, including net unrealized gains, if any, less liabilities (such as for Fund expenses), including net unrealized losses, if any, under a swap agreement. References to the Fund’s “total exposures” are based on the exposures obtained using the “notional” amounts under swap agreements.
Investment Risks
This section contains additional information about the general risks of investing in the Fund. The Fund will be exposed to the risks described below through its exposures under swap agreements. If the Fund makes direct investments, it will be subject to the risks described below, other than those associated with swap agreements. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time. For more information about other types of investments the Fund may make, and about the risks of investing in the Fund, including risks associated with investments in particular countries, please see the Fund’s SAI, which is available upon request.
The Fund’s principal risks are listed below:
Market and Security Identification Risk
Market risk is the risk that the markets to which the Fund has long exposures will go down in value or the markets to which it has short exposures will go up in value, including the possibility that these changes will be sharp and unpredictable. Security identification risk is the risk that the exposures that the Fund’s portfolio managers identify will underperform the market or other funds with similar investment objectives and investment strategies.

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Issuer-Specific Risk
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Foreign and Emerging Markets Risk
Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties. In particular, exposures to foreign securities involve the following risks:
• The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
• Governmental actions — such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes — may adversely affect investments in foreign markets.
• The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to obtain exposure to foreign securities or impact the Fund’s ability to receive payments under swap agreements, or otherwise adversely affect the Fund’s operations.
• Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.
• Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.
• Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to obtain exposures to securities

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on those exchanges since a counterparty may not be willing to enter into a swap agreement unless it can hedge its exposure through direct investments. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.
• Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a counterparty may not be willing to enter into a swap agreement unless it can hedge its exposure through direct investments. The Fund also may miss investment opportunities or not be able to reduce an exposure because of these delays.
• Changes in currency exchange rates will affect the value of the Fund’s foreign exposures. Depending on the exposures taken by the Fund, currency exposure in the global long portfolio could be increased by exposures taken in the global short portfolio.
• The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid by the Fund under the swap agreements.
• International trade barriers or economic sanctions against foreign countries may adversely affect the Fund’s foreign exposures.
Management and Style Risks
While the total dollar amounts of long and short exposures are expected to be approximately equal, the global long portfolio and the global short portfolio will be managed using different styles and, as a result, will have exposures that will not be hedged. Market conditions may simultaneously favor securities identified for short exposures using quantitative analysis, causing the short exposures to lose value, at the same time that the long exposures, using a value investing style, are disfavored and lose value. If the value of the exposures in the global short portfolio of the Fund increases at the same time that the value of exposures in the global long portfolio of the Fund decreases, the Fund will be exposed to significant losses, which will be magnified by leverage through the use of swap agreements.
Besides having exposures to different companies, the Fund’s portfolio exposures, including country exposures, industry or sector exposures, currency exposures and risk characteristics (e.g., value, growth, size, cyclicality, volatility and momentum), will differ between the global long and short portfolios. These portfolio characteristics will not be hedged, and the global long portfolio may have exposures to portfolio characteristics to which the global short portfolio does not have the same type or extent of exposure, and vice versa. For example, the value of the global long portfolio may be exposed to changes in currency rates that are not hedged by a corresponding exposure in the global short portfolio (or vice versa), resulting in the value of the Fund being subject to fluctuations in currency rates. Depending on the exposures, it is possible that the Fund could create positive correlation instead of hedging its overall exposure to a particular portfolio characteristic through both the global long and short portfolios, thereby magnifying the Fund’s

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exposure rather than offsetting its risk. The Fund will be subject to losses if a portfolio characteristic to which it has exposure performs poorly, and the extent of losses will be magnified by leverage through the use of swap agreements.
Total Return Equity Swap Risks
The Fund intends to use the swap agreements described above to obtain long and short exposures. A swap agreement allows the Fund to increase its level of risk exposure more than other types of instruments. However, a swap agreement may not be effective and can limit potential for growth in the value of the Fund. A swap agreement, which is a form of derivative instrument, can be volatile and involve significant risks, including:
• Counterparty Risk — Counterparty risk is the risk that the counterparty on the transaction will be unable or unwilling to honor its financial obligation to the Fund. At least initially, the Fund intends to use a single counterparty for swap agreements, increasing its counterparty credit risk to that single party. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. To limit counterparty risk, the Fund intends to settle or close out swap agreements at least monthly, and may do so more frequently, so that the amount due the Fund from the counterparty will not exceed 5% of the value of the Fund’s total assets. However, the counterparty may be unwilling to continue to enter into swap agreements, or may increase its fees or collateral requirements, which could impair the Fund’s ability to achieve its investment objective.
• Leverage Risk — Use of leverage involves special risks and is speculative. Leverage exists when the Fund obtains the right to a return on a stipulated capital base that exceeds the amount the Fund has invested and can result in losses that greatly exceed the amount originally invested. Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposures. By using swap agreements, the Fund is able to obtain exposures up to four times greater than the value of its net assets. Although the Fund intends to reduce volatility by obtaining exposure to both long and short positions, if the Investment Adviser is incorrect in evaluating long and/or short exposures, losses may be significant.
Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the amount of those obligations. By setting aside assets only equal to its net obligation under a swap agreement (rather than the full notional value of the underlying security exposure), the Fund will have the ability to employ leverage to a greater extent.
• Liquidity Risk — Liquidity risk is the risk that the Fund will not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty closing the position. The Fund may have difficulty closing out a swap position in a timely manner and could, as a result, incur losses that otherwise might have been avoided.

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• Short Position Risk — The global short portfolio of the Fund will be exposed to short positions through swap agreements. Short positions are subject to special risks. Short positions obtain exposure to securities with the goal of closing the position at a later date when the value of the security has decreased. If the price of the security increases before the position is closed, the Fund will incur a loss equal to the increase in price from the time the exposure was obtained, calculated based on the notional value of the exposure, plus any other charges payable under a swap agreement. Because the Fund intends to use leverage, the short exposures will exceed the value of the Fund’s net assets, and the risk of loss is increased. Further, since the Fund will lose money if the value of the underlying security increases, losses are potentially unlimited. This risk is magnified in periods of market turmoil.
When the Fund has short exposures, and the swap counterparty hedges its exposure by entering into a short sale, the Fund is subject to the risk that the beneficial owner of the securities sold short recalls the shares from the counterparty, which the beneficial owner may do at any time to vote the shares or for other reasons. This is because in a direct short sale, a person borrows shares from the beneficial owner of the shares, sells them “short,” and buys them back later to return them to the beneficial owner. If the beneficial owner recalls the shares before they are returned, and replacement shares cannot be found, the counterparty, who may not then be hedged to its obligation to the Fund, may force the Fund to close out the position at a time which may not be advantageous. The closing of these short positions could adversely affect the Fund.
• Swap Costs — The Fund will pay the counterparty financing charges under a swap agreement and, in addition, will make payments equal to what the Fund would incur if it were directly incurring brokerage commissions and stamp taxes on trades of the underlying securities. In addition, the Fund will pay the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposure. These costs will reduce investment returns, and increase investment losses.
• Quantitative Risk — While the Fund seeks low or no correlation with the World Index, it may be unintentionally correlated with funds or accounts using quantitative “market neutral,” “long-short,” “absolute return,” “hedged,” or other investment strategies, especially during periods of market distress. In highly volatile or falling markets, portfolio managers using quantitative factor-based strategies may seek to reduce leverage by unwinding liquid as well as illiquid long and short securities positions simultaneously. This can cause quantitative strategies, such as the strategy used by the Fund, to experience significant losses.
Information about Portfolio Holdings and Exposures
A description of the Fund’s policy and procedures with respect to the disclosure of its portfolio holdings and exposures is available in the SAI, which is available upon request.
If you would like further information about the Fund, including how it invests, please see the SAI.

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Management of the Fund
About the Investment Adviser
Causeway Capital Management LLC, the Fund’s Investment Adviser, manages the Fund’s investments under the overall supervision of the Board of Trustees. The Investment Adviser is responsible for making all investment decisions for the Fund. The Fund pays the Investment Adviser an annual management fee equal to a percentage of its average daily net assets, as indicated in the table below.

Fund	Management Fee
Global Absolute Return Fund	[ ]%
The Investment Adviser began operations as an investment adviser in June 2001. The Investment Adviser had approximately $[ ] billion in assets under management as of September 30, 2010. The Investment Adviser’s address is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. The Investment Adviser also serves as investment adviser to Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, and Causeway International Opportunities Fund.
A discussion regarding the basis for the approval by the Board of Trustees of the Fund’s Investment Advisory Agreement will be contained in the Fund’s Semi-Annual Report to Shareholders for the period ended March 31, 2011.
About the Portfolio Managers
The Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin, Conor Muldoon, Arjun Jayaraman, and MacDuff Kuhnert. Their backgrounds are described below.
Sarah H. Ketterer is the chief executive officer of the Investment Adviser and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded the Investment Adviser in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“HW-MLIM”) since 1996, where she was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a BA in Economics and Political Science from Stanford University and an MBA from the Amos Tuck School, Dartmouth College.
Harry W. Hartford is the president of the Investment Adviser and is responsible for research in the global financials, materials and industrials sectors. Mr. Hartford co-founded the Investment Adviser in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, in Economics from the University of Dublin, Trinity College, and an MSc in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

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James A. Doyle is a director of the Investment Adviser and is responsible for research in the global consumer discretionary, healthcare and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with HW-MLIM since 1997, where he was a vice president and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has a BA in Economics from Northwestern University and an MBS in Finance from the Wharton School, University of Pennsylvania.
Jonathan P. Eng is a director of the Investment Adviser and is responsible for research in the global consumer discretionary and industrials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with HW-MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has a BA in History and Economics from Brandeis University and an MBA from the Anderson Graduate School of Management at UCLA.
Kevin Durkin is a director of the Investment Adviser and is responsible for research in the global consumer staples, industrials, and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with HW-MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has a BS, cum laude, from Boston College and an MBA from the University of Chicago.
Conor Muldoon is a director of the Investment Adviser and is responsible for research in the global utilities, materials, and telecommunications sectors. Mr. Muldoon joined the firm in June 2003. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has a BSc and an MA from the University of Dublin, Trinity College, and an MBA with high honors from the University of Chicago. Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder.
Arjun Jayaraman, PhD, CFA, is head of the quantitative research group at the Investment Adviser. He has been a portfolio manager at the Investment Adviser since January 2006. From 2004 to 2005, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management. He was the lead portfolio manager of its non-U.S. large cap core equity portfolios and was the co-portfolio manager of its global large cap core equity portfolios. From 2000-2004, Dr. Jayaraman managed similar portfolios at Putnam Investments in addition to working closely with the teams that managed Putnam’s traditional non-U.S. strategies. Dr. Jayaraman has a BA in Economics from Columbia University, a PhD from New York University (Stern School of Business), and is a CFA charterholder.
MacDuff Kuhnert, CFA, is a director of the Investment Adviser and performs quantitative research. He joined the Investment Adviser in July 2001. His responsibilities include product development, asset allocation, risk management, and the design and implementation of proprietary valuation models and other quantitative tools. From 1996 to July 2001, Mr. Kuhnert worked for HW-MLIM as a quantitative research

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associate, where he created and developed advanced quantitative models used in the international value investment process. Mr. Kuhnert has a BA in Chemistry from Dartmouth College. He is a CFA charterholder and member of the Los Angeles Society of Financial Analysts and the Los Angeles Quantitative Investment Association.
Ms. Ketterer and Messrs. Hartford, Doyle, Eng, Durkin and Muldoon also serve as portfolio managers of Causeway International Value Fund, Causeway Global Value Fund and Causeway International Opportunities Fund. Messrs. Jayaraman and Kuhnert also serve as portfolio managers of Causeway Emerging Markets Fund and Causeway International Opportunities Fund.
The SAI, which is available upon request, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund.

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Investing in the Fund
Description of Classes
The Fund offers two classes of shares – Investor Class and Institutional Class. Each share class has its own expense structure. Each share class represents an ownership interest in the same investment portfolio.
Investor Class shares are for retail investors who meet the account minimum and investors purchasing shares through financial intermediaries authorized to make Investor Class shares available. Institutional Class shares are for institutions and individuals who meet the account minimum and investors purchasing through financial intermediaries authorized to make Institutional Class shares available.
Investor Class
•	no upfront or deferred sales charge

•	up to 0.25% annual shareholder service fee

•	higher annual expenses than Institutional Class

•	$5,000 minimum initial investment
($4,000 for IRAs)
•	no minimum for subsequent investments
Institutional Class
•	no upfront or deferred sales charge

•	no shareholder service fee

•	lower annual expenses than Investor Class

•	$1 million minimum initial investment

•	no minimum for subsequent investments
The account minimums for Institutional and Investor Class shares are waived for employees and board members of the Investment Adviser and Trustees of the Fund and their families. The Fund’s officers may, in their discretion, also waive or lower account minimums for customers of a financial intermediary or investment adviser if the aggregate investments of the customers of the financial intermediary or investment adviser meet the account minimum or are believed likely to meet the account minimum in the future.
If you are the beneficial owner of an Investor Class account or multiple Investor Class accounts directly with the Fund and your total investment in the Fund exceeds $1 million, you may request the Fund to convert your shares to Institutional Class shares.
How to Purchase and Sell Fund Shares
This section tells you how to purchase and sell (sometimes called “redeem”) shares of the Fund. Currently, you cannot exchange shares of the Fund for shares of any other fund.

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How to Purchase Fund Shares
You may purchase shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).
You may purchase shares directly by:
•	Mail

•	Telephone

•	Wire

•	Automated Clearing House (“ACH”), or

•	Internet (www.causewayfunds.com).
To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-866-947-7000 or visit www.causewayfunds.com. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to “Causeway Global Absolute Return Fund” and mail to the Fund at: P.O. Box 219085, Kansas City, MO 64121-7159. The Fund cannot accept third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. If you intend to pay by wire or through ACH please call 1-866-947-7000 for further instructions.
Internet transactions via the Fund’s website are available to existing shareholders. You may not make an initial purchase of the Fund’s shares via the Internet. Visit www.causewayfunds.com and click on “My Account – Login” to view account information and perform subsequent purchases and redemptions. Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or Internet transactions.
You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.
The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.
Financial Intermediary Compensation
The Investment Adviser makes payments out of its own resources to certain brokers and financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, and annual asset-based charges of up to 0.15% of the average daily net asset value of shares of the Fund serviced by the institution. These payments may create a conflict of interest by influencing the broker or

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financial intermediary and your salesperson to recommend the Fund over another investment. For more information, please see the SAI or ask your salesperson or visit your financial intermediary’s website.
Customer Identification and Verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for a copy of your driver’s license or other identifying documents. We will use these documents for the purpose of establishing and verifying your identity – we will not be obligated to follow the terms of any of these documents. We may not accept your new account application if you do not provide the required identifying information.
We will attempt to collect any missing information by contacting you or your broker. If we are unable to obtain the information within a timeframe established in our sole discretion, we may not accept your new account application.
We will attempt to verify your identity in a timeframe established in our sole discretion. If we are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value per share (“NAV”). If you purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase). If your account is closed, you may be subject to a gain or loss on redeemed Fund shares and will be subject to corresponding tax consequences.
How Fund Shares are Priced
The price per Fund share (the offering price) will be the NAV next determined after the Fund receives your purchase order, provided that your purchase order contains all information and legal documentation necessary to process the order including, for new accounts, required identifying information described in “Customer Identification and Verification” above. NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.
The Fund calculates its NAV once each Business Day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). For you to receive the current Business Day’s NAV, the Fund or its authorized agent must receive your purchase order before the close of regular trading on the NYSE. The Fund will use the next trading day’s price for a purchase or redemption order received after the close of regular trading on the NYSE.
In calculating NAV, the Fund generally values its investment portfolio at market price. The value of investments in any open-end investment companies that are not ETFs are based on their NAVs. If market prices are not readily available or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods

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approved by the Board of Trustees. A swap agreement will generally be fair valued based on prices supplied by the swap counterparty, which in turn are based on the market prices or fair values of the securities underlying the swap.
For instance, if trading in a security has halted or suspended, a security has de-listed from a national exchange, a security has not traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market on which the security principally trades and before the time the Fund calculates NAV, the Fund’s Fair Value Committee may determine the security’s fair value. The Board of Trustees has delegated the responsibility of making fair value determinations to the Fund’s Fair Value Committee in accordance with the Fund’s Pricing and Valuation Procedures.
Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares. It is possible that market timers or “arbitrageurs” may attempt to buy or sell Fund shares to profit from price movements in foreign markets not yet reflected in the Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments.
Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund would obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.
Systematic Investment Plan
If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account with a minimum of $100. You may begin regularly scheduled investments once a month.
How to Sell Fund Shares
If you own your shares of the Fund directly, you may sell (redeem) your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-947-7000 or via the Internet at www.causewayfunds.com. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. If you would like to close your Fund account or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). The sale price of each share will be the next NAV determined after the Fund receives your request.

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Systematic Withdrawal Plan
You may use the Systematic Withdrawal Plan to arrange monthly, quarterly or annual withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. To sell shares in a Systematic Withdrawal Plan, you need to have at least $5,000 in your account.
Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).
Signature Guarantee
A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances including: (1) requests for redemptions in excess of $50,000, (2) all requests to wire redemption proceeds to a bank other than the bank previously designated on the account application, and (3) redemption requests to send proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.
Redemptions in Kind
The Fund generally pays sale (redemption) proceeds in cash. However, under certain conditions (including for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (a “redemption in kind”). The Fund also may, but is not required to, pay redemptions in kind at the request of a shareholder if doing so would not hurt the Fund. It is unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any net capital gains from the redemption. See “Taxes” below.
Redemption Fee
As noted in the Fund’s “Fees and Expenses” section, the Investor Class and Institutional Class each imposes a 2.00% redemption fee on the value of shares redeemed less than 60 days after purchase. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gain) or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are

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aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by the Investment Adviser for its clients to rebalance their portfolios.
Involuntary Redemptions or Transfers of Your Shares
If your Investor Class account balance drops below $500 because of redemptions, the Fund may redeem your shares. The Fund will give you at least 60 days’ written notice to give you time to add to your account and avoid the redemption of your shares. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. In addition, the Fund reserves the right to redeem all or some of your shares for any reason if it determines doing so would be in the best interests of the Fund or its shareholders.
Officers of the Trust may transfer accounts in Institutional Class shares of the Fund that are below the minimum initial investment requirement to Investor Class shares, unless the account’s failure to meet the minimum is the result of market movement.
Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission (“SEC”) declares an emergency or for other reasons. More information about this is in the Fund’s SAI.
Telephone Transactions
Purchasing and selling Fund shares over the telephone is convenient, but not without risk. Although the Fund has safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. In addition, during times of intense activity, there may be delays in reaching the Fund.
Shareholder Service Fees
The Fund has adopted a shareholder service plan for Investor Class shares that allows the Fund to pay broker-dealers and other financial intermediaries annual fees of up to 0.25% of average daily net assets for services provided to Investor Class shareholders of the Fund. Because these fees are paid out of the Fund’s assets continuously, over time these fees will also increase the cost of an investment in Investor Class shares.
Excessive Short-Term Trading

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The Fund is intended to be long-term investment vehicles and is not designed for investors that engage in short-term trading activity. Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.” Market timing activity can interfere with the efficient management of a fund, result in dilution of the value of shareholders’ holdings and cause increased fund transaction costs. The Fund opposes market timing and the Fund’s Board of Trustees has adopted policies and procedures designed to deter such trading, which are described below.
The Fund has Pricing and Valuation Procedures, which have been approved by the Fund’s Board of Trustees, and a Fair Value Committee for fair valuing the Fund’s foreign securities and holdings. In addition, the Fund imposes a 2.00% redemption fee on the value of shares of the Fund redeemed less than 60 days after purchase. Additional information about the Fund’s redemption fee can be found under “Redemption Fee” above.
The Trust reserves the right to reject any purchase order for the Fund, including orders deemed to be market timing, if it determines that accepting the order would not be in the best interests of the Fund or its shareholders. The Trust will consider various factors in determining whether an investor has engaged in market timing, including, but not limited to, the investor’s historic trading patterns, the number of transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. The Trust also reserves the right to restrict future purchases of the Fund by an investor who is classified as engaged in market timing.
Some investors purchase Fund shares through a financial intermediary that establishes an omnibus account in the Fund for its customers and submits a net order to purchase or redeem shares after combining its customer orders. These intermediaries have agreed to provide trading information about their customers to the Fund upon request, and to restrict or block purchases of any shareholder identified by the Fund as engaging in suspicious activity.
Although the Fund’s redemption fee does not apply to financial intermediaries with omnibus accounts, the Fund seeks to obtain the agreement of such intermediaries to impose a redemption fee on their customers if feasible or to impose other appropriate restrictions on market timing. The Fund may permit an intermediary to waive redemption fees on particular investors or certain categories of investors who are reasonably believed not to be engaged in market timing strategies. In addition, the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by the Investment Adviser for its clients to rebalance their portfolios.
There can be no assurance that the Fund will successfully detect or prevent market timing. Moreover, despite the existence of these policies and procedures, it is possible that market timing may occur in the Fund without being identified, especially through financial intermediaries. While the Fund intends that intermediaries trading in Fund

27

shares will assist the Fund in enforcing the Fund’s policies, certain intermediaries may be unable or unwilling to enforce effectively the Fund’s 2% redemption fee or other redemption fees or restrictions on market timing. The Fund will take reasonable steps to seek cooperation from any intermediary through which the Fund believes market timing activity is taking place.
Dividends and Capital Gain Distributions
The Fund earns income from its investments and distributes this income, if and to the extent it exceeds expenses (which differ by class), to its shareholders as dividends. The Fund also realizes capital gains and losses from its investments and distributes any net capital gain to its shareholders as capital gain distributions (together with income dividends, “distributions”). The Fund distributes any dividends and net capital gains at least annually.
Distributions paid by the Fund may be reinvested automatically in shares of the Fund at NAV or may be taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact the Fund at 1-866-947-7000. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.
Taxes
Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund dividends and capital gain distributions you receive generally are subject to federal income tax, whether you receive them in cash or additional shares. Fund distributions to individual retirement accounts (including Roth IRAs) and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.
Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., “dividends”) are generally taxed as ordinary income. The Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations for which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate through the end of 2010 (expected, if extended, to increase to [ ]% for future years) for individual shareholders who satisfy those restrictions for their Fund shares on which the dividends are paid.
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders through the end of 2010 (expected, if extended, to increase to [ ]% in future years). The tax treatment of capital

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gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.
Because the Fund expects to close out swap agreements at least monthly, it expects that a substantial amount of its realized net capital gains, if any, will be treated as short-term capital gains and thus taxable to its shareholders, when distributed to them, as ordinary income, rather than at lower long-term capital gains rates.
When you sell (redeem) Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate, through 2010, or the higher rate mentioned above.
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax. Shortly after the end of each calendar year, we will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.
The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution. Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions.
This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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Financial Highlights
Because the Fund did not commence operations until the date of this Prospectus, it does not have financial highlights to present.

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The Fund
Causeway Global Absolute Return Fund
c/o SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Investment Adviser
Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025
Transfer Agent
DST Systems, Inc.
333 West 11th Street, 5th Floor
Kansas City, MO 64105
Independent Registered Public Accounting Firm
[                               ]
Distributor
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Administrator
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports you will find discussions of the relevant market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal years, as applicable. The Fund’s SAI contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus).

31

You may download these and other documents from www.causewayfunds.com. You may also request a free copy of any of these documents, request other information, or ask questions about the Fund by calling 1-866-947-7000 or writing the Fund at c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456. Other information may also be obtained from your financial consultant or from financial intermediaries that sell shares of the Fund.
Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.
Investment Company Act File #811-10467.
[CCM-PS-003-0200]

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STATEMENT OF ADDITIONAL INFORMATION
Causeway Global Absolute Return Fund
Institutional Class ([          ])
Investor Class ([            ])
c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456
Phone No. 1-866-947-7000
[December XX], 2010
Subject to Completion
Preliminary Statement of Additional Information dated October 14, 2010
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction in which the offer or sale is not permitted.
     Causeway Global Absolute Return Fund (the “Global Absolute Return Fund” or the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is a diversified, open-end, management investment company that is organized as a Delaware statutory trust. The Trust consists of four other series: Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, and Causeway International Opportunities Fund, which are described in a separate prospectus and statement of additional information, each dated December 31, 2009. The investment objective of the Global Absolute Return Fund is to seek long-term growth of capital with low or no correlation to the Morgan Stanley Capital International World Index (the “World Index”). The Global Absolute Return Fund intends to have long and short exposures to equity securities of companies located primarily in developed countries outside the U.S. and of companies in the U.S. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated [December XX], 2010 (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the

Fund at 1-866-947-7000 or your financial consultant or other financial intermediary, or by writing to the Fund at c/o SEI Investments Global Funds Services (the “Administrator”), One Freedom Valley Drive, Oaks, PA 19456. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.
[CCM-SX-003-0400]

2

[TABLE OF CONTENTS]

i

ii

Page
Reports to Shareholders	64
Shareholder Inquiries	64
Additional Information	64
Financial Statements	64
Control Persons and Principal Holders of Securities	65

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TRUST HISTORY
     The Trust was organized on August 10, 2001 and is a Delaware statutory trust. The Trust is a diversified, open-end, management investment company currently consisting of five series — the Fund, Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund and Causeway International Opportunities Fund.
INVESTMENT OBJECTIVE AND POLICIES
     The investment objective of the Fund is to seek long-term growth of capital appreciation with low or no correlation to the World Index. Please refer to the discussions under “Fund Summary” and “Fund Details” in the Prospectus for information with respect to the Fund’s investment objective and policies. The Fund implements its investment program, primarily, by entering into total return equity swap agreements (“swap agreements”) through which it obtains long and short exposures to the equity securities of companies. While the Fund currently intends to use only swap agreements, it is also permitted directly to purchase long securities and directly to sell securities short. Through swap agreements and/or direct investments, the Fund may obtain exposures to the instruments described below and its investment program is subject to the risks described below.
     Causeway Capital Management LLC (the “Investment Adviser”) is responsible for the management of the Fund’s portfolio.
Investment Restrictions
     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares. Any restriction on the Fund’s investments is determined when the investment is made, unless otherwise noted.
     Except as noted, the Fund may not:
(1) With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
(2) Issue senior securities, except as permitted under the 1940 Act.
(3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
(4) Underwrite securities issued by others except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in the disposition of the Fund’s portfolio securities.
(5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total exposures would be to securities of companies whose principal business activities are in the same industry.
(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
(8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
     For purposes of these fundamental investment policies, values based on the Fund’s “total assets” refer to its gross assets, including net unrealized gains, before liabilities, without deduction for unrealized losses, if any, under swap agreements. For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements will generally be fair valued based on prices supplied by the swap counterparty, which in turn are based on the market prices or fair values of the securities underlying the swap.
     To the extent the Fund covers its obligations under swap agreements by segregating or “earmarking” assets determined to be liquid in accordance with procedures adopted by the Board of Trustees equal in value to the amount of the Fund’s net obligations under a swap agreement, such obligation will not be considered a “senior security” by the Fund for purposes of fundamental investment restriction 2 and also will not be considered borrowing for purposes of fundamental investment restriction 3.
     For purposes of fundamental investment restriction 5, the Fund will treat exposures obtained through swap agreements and/or through direct investments in securities as subject to the restriction. Thus, references to the Fund’s “total exposures” for purposes of fundamental investment restriction 5 are based on the total direct investment in securities, if any, and total exposures obtained using the “notional” amounts under the swap agreements. For example, if the Fund has net assets of $10 million, consisting of cash, and obtains, through the swap agreement, total notional long exposures of $20 million and total notional short exposures of $20 million, the Fund will (1) determine the industry classifications of the companies to which it has exposures, (2) add the long and short exposures of those companies in the same industry, and (3) divide that sum by the total long and short exposures of the Fund (in this example $40 million). In this way, the Fund will determine that it does not have total long and short notional exposure to a particular industry of more than 25% (or $10 million in this particular example). Cash and cash equivalents will generally not be considered exposure to any industry. Note also that the Fund’s industry exposure, relative to net assets, will be much higher than relative to exposures (100% in this example), and could therefore make the Fund’s net asset value more at risk from industry-specific market or economic developments than would otherwise be the case. Separately, the Fund will calculate its concentration limit by treating the unrealized gains due to the Fund from the swap counterparty as itself an exposure to the industry in which the swap counterparty is classified. However, because swap agreements are expected to be settled so that the amount due the Fund under a swap agreement will not exceed 5% of the value of the Fund’s total assets, this 25% industry concentration limit is not expected to be reached.
     In addition, except as noted below, the Fund has the following non-fundamental policies, which may be changed without shareholder approval.
(i) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).
(ii) The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iii) The Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.
     With respect to limitation (ii), if through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets were invested in illiquid securities, the Investment Adviser would consider appropriate steps to ensure appropriate liquidity of the Fund’s portfolio.
General Market Risk
     In addition to unprecedented turbulence in financial markets in recent years, reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide, resulting in less money being available to purchase raw materials, goods and services in certain markets, which may, in turn, lower the prices of these economic staples. It may also cause U.S. and foreign issuers to have more difficulty obtaining financing, which may, in turn, result in a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Fund.
Swap Agreements
     The Fund intends to enter into one or more total return equity swap agreements to obtain some or all of its long and short exposures. The Fund may also enter into interest rate, index, currency exchange rate and security swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few days or weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a stipulated “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities. The “notional amount” of a swap agreement is only a hypothetical basis on which to calculate the obligations that the parties to the swap agreement have agreed to exchange.
     The swap agreements to be entered into by the Fund typically calculate and settle the obligations of the parties on a “net basis” with a single payment. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” by marking as segregated unencumbered cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily. Any obligations “covered” in such a manner will not be construed to be “senior securities” for purposes of the Fund’s fundamental investment restriction concerning senior securities, or borrowing for purposes of the Fund’s fundamental investment restriction concerning borrowing. The Investment Adviser intends to close out a swap agreement so that, at any given time, the net amount to be received under swap agreements with a single counterparty would not exceed 5% of the Fund’s total assets.
     The Fund intends, initially, to enter into swap agreements with a single counterparty. The counterparty to each swap agreement, initially or in the future, is expected to be a large financial institution, but counterparties may include banks, investment banking firms or broker-dealers. A counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of a swap agreement would have increased in value had it been invested in the particular securities underlying the agreement, plus the dividends that would have been received on those securities, plus the interest that would have been earned on the proceeds of the short sales underlying the short sale portfolio. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the long portfolio of a swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities, plus the dividends that would have been received on the securities sold short underlying the short sale portfolio. Under a swap agreement, the

Fund will pay financing charges to the counterparty based on the notional amount of long exposures, and the Fund will also pay transaction costs when it changes exposures to stipulated underlying investments, including brokerage commissions and stamp taxes. Although the Fund will not itself be trading in underlying investments, the counterparty will charge the Fund as if it were trading directly. These charges permit the counterparty, if it desires to hedge its obligations to the Fund, to recover the costs of any such hedging. On short exposures, the Fund will receive interest from the counterparty based on the notional value of the short exposures, effectively replicating what the Fund would receive on the proceeds from direct short sales, if the Fund were directly making short sales. The financing charge based on the long exposures, however, will reduce interest that the Fund would otherwise earn on its short exposures. In addition, the Fund will pay the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposures.
     Payments may be made at the conclusion of a swap agreement or periodically during its term. The timing and character of any income, gain or loss recognized by the Fund on the payment or payments made or received on a swap agreement will vary depending upon the terms of the particular swap agreement. Because the Fund expects to close out swap agreements at least monthly, and may do so more frequently, it will realize short-term capital gains which, when distributed to shareholders, will generally be taxable to them at ordinary income rates rather than at lower long-term capital gains rates.
     The segregation or “covering” described above is designed to ensure that the Fund has assets available to satisfy its obligations under a swap agreement. Segregation or “covering” will not, however, limit the Fund’s exposure to loss. The swap agreements the Fund intends to use involve leverage. Use of leverage involves special risks and is speculative. Leverage exists when the Fund achieves the right to a return on a capital base that exceeds the amount the Fund has invested. Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposures.
     Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way that is detrimental to the Fund’s interest. The Fund bears the risk that the Investment Adviser will not accurately forecast future market trends or the values of assets or other economic factors in establishing swap positions for the Fund.
     Using any swap agreement will expose the Fund to the risk that the swap agreement will have or will develop imperfect or no correlation with the value of the assets the swap agreement is designed to track, causing losses to the Fund. A number of factors may prevent the Fund from achieving desired correlation. These may include, but are not limited to: (i) the impact of Fund fees, expenses and transaction costs, including financing and brokerage costs/bid-ask spreads, (ii) to the extent the counterparty hedges its obligations to the Fund by entering into short sales (and thereby borrows shares from a beneficial owner), and a beneficial owner of a security sold short recalls the security from the counterparty for voting or other reasons and replacement securities cannot be obtained, the Fund may be forced to close out the exposure at a time which may not be advantageous, (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests or to which it has exposures, (iv) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), (v) the impact of accounting standards or changes thereto, and (vi) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.
     The Fund’s long and short exposures obtained through a swap agreement will differ in their exposures to particular countries, industries or sectors, currencies, and risk characteristics (e.g., value, growth, size, cyclicality, volatility and momentum). These portfolio characteristics will not be hedged, and the global long portfolio may have exposures to portfolio characteristics to which the global short portfolio does not have the same type or extent of exposure, and vice versa. Depending on the exposures, it is possible that the Fund has correlated, rather than hedged, overall exposure to a particular portfolio characteristic through both the global long and short portfolios, thereby magnifying the Fund’s exposure rather than offsetting its risk. The Fund will be subject to losses if a portfolio characteristic to which it has exposure performs poorly, and the extent of losses will be magnified by leverage through the use of swap agreements.
     Swap agreements do not involve the delivery of securities or other underlying assets, but are contracts with another party. Accordingly, if a swap agreement is entered into on a net basis and the counterparty defaults or is unwilling to perform its obligations, the Fund risks losing the net amount of payments that the Fund is contractually entitled to receive, if any. If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to close out swap agreements so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time. The Fund will not enter into a swap agreement unless the Investment Adviser believes the counterparty to the transaction is creditworthy.
     The counterparty may be unwilling to continue to enter into swap agreements, or may increase its fees or collateral requirements, which could impair the Fund’s ability to achieve its investment objective. The counterparty to a swap agreement may have rights to terminate the swap that are beyond the control of the Fund, and could impact the Fund’s ability to continue to enter into swap agreements, which could also impair the Fund’s ability to achieve its investment objective. In addition, the counterparty to a swap agreement may be subject to restrictions, or may impose restrictions on the Fund, that limit the Fund’s ability to obtain exposure to particular equity securities to which it may otherwise desire to obtain exposures. In these cases, if the Fund is not able to invest directly in the security, it would have to forego the investment opportunity.
     Because swap agreements are two-party contracts and because they may be subject to contractual restrictions on transferability and termination and have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitations on investments in illiquid securities. Only the net amount due the Fund under the swap agreements is used to determine if more than 15% of the Fund’s net assets are invested in illiquid securities. The Fund intends to, at least initially, enter into swap agreements with a single counterparty and to close out the swap agreements so that the net amount to be received under the swap agreements would not exceed 5% of the Fund’s total assets at any given time. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s swap agreements. To the extent a swap agreement is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated and has been the subject of scrutiny during the recent turbulence in the financial markets. It is possible that developments in the swaps market, including potential government regulation, may limit or prevent the Fund from using swap agreements as a part of its investment strategy, or could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. While no current regulatory or legislative activity is anticipated to have a direct, immediate effect on the Fund, it is not possible to predict the indirect, future effects of legislation and regulation in this area. Limits or restrictions applicable to the counterparties with which the Fund enters into swap agreements could also impact the Fund’s use of swap agreements.
     In the normal course of business, the Fund enters into swap agreements with certain counterparties based on International Swaps and Derivatives Association, Inc. (“ISDA”) forms of agreement. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. The ISDA agreements may contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value over specific periods of time. If the Fund were to trigger such provisions, a counterparty to an ISDA agreement could elect to terminate the agreement and request immediate payment in an amount equal to the net liability of open positions, if any, under the agreement.
     The use of swap agreements is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swaps are instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. Swap agreements are subject to risks of mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform. The use of a swap agreement requires an understanding not only of the underlying securities or positions, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
Short Positions.

     The Fund will be exposed to short positions through swap agreements and short sale transactions. Short positions are subject to special risks. Short positions entail obtaining exposure to securities with the goal of closing the position at a later date when the value of the security has decreased. If the price of the security increases before the position is closed, the Fund will incur a loss equal to the increase in price from the time the exposure was obtained. For short exposures under swap agreements, the amount of loss is calculated based on the notional value of the exposure, and includes any other charges incidental to the swap agreements. Because the short exposures will exceed the value of the Fund’s net assets under the swap agreements, the risk of loss is increased. Further, since the Fund will lose money if the value of the underlying security increases, losses are potentially unlimited.
     This risk is magnified in periods of market turmoil. For example, exposure to short positions also involves the risk of a “short squeeze,” which can occur when the price of a widely-shorted stock unexpectedly appreciates and short covering activity further rapidly increases the stock price.
     If the Fund makes a short sale directly, it will borrow the security sold short, sell it through the broker-dealer from which it borrowed the security, and pledge the proceeds of the short sale to the broker-dealer as collateral. In connection with direct short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. Such charges would decrease any returns due the Fund through the short sale. To the extent that the Fund engages in short sales directly, it will provide collateral to the broker-dealer and will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Investment Adviser determines to be liquid that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed securities.
Repurchase Agreements
     A repurchase agreement is an agreement where the Fund purchases a security and the seller agrees to repurchase the security from the Fund at a mutually agreed-upon time and price. Through swap agreements, the Fund may also obtain exposure to repurchase agreements, in which case the swap counterparty will be the party to the repurchase agreement and the Fund’s exposure will be subject to the risks described below. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time money is invested in, or exposed to, the repurchase agreement. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, additional collateral will be required. In the event of a default, insolvency or bankruptcy by a seller, the Fund or swap counterparty will promptly seek to liquidate the collateral. In such circumstances, the Fund or swap counterparty could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

Debt Securities
     The Fund may obtain exposures to or invest in debt securities, including U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) of domestic or foreign issuers. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. These securities are also subject to interest rate risk, which is the risk that the value of a security may fall when interest rates rise. In general, the market prices of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
U.S. Government Securities
     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.
     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. The Fund will obtain exposures to, or invest in, securities of such an instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.
     It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.
     The Fund may have exposures to, or invest in, component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.
Preferred Stocks
     The Fund may have exposures to, or invest in, preferred stocks. Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding common equity or fixed income securities.
Convertible Securities
     The Fund may have exposures to, or invest in, convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Investment Adviser’s opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. Convertible securities typically pay current income, as either interest (bond convertibles) or dividends (preferred stock). While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.
     A convertible security’s value usually reflects both the stream of current income payments and the value of the underlying common stock. In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, since it is convertible into common stock, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.
Derivative Instruments
     To the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, in addition to the swap agreements described above, the Fund may have exposures to, or invest in, futures contracts, purchase and write call and put options on securities, securities indices and foreign currencies, and enter into forward contracts and structured instruments, including, without limitation, participation notes, certificates and warrants. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, securities and securities indices. The Fund may (but is not obligated to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. The Fund may (but is not obligated to) also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent required, the Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), in an amount sufficient to cover its obligations under forward contracts, swap agreements, structured instruments, futures and options which are not fully hedged or otherwise covered.
Futures and Options
     Futures. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Futures may be based on foreign securities or indices.
     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing or obtaining exposures to futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, directly or through its swap agreement exposures, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit (or pledge) “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, through direct investment or through swap agreement exposures, the Fund may be entitled to return of margin only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.
     Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the U.S. may also involve the risk of foreign currency fluctuation.
     Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
     The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. The Fund may write a put or call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When writing an option on a futures contract, margin payments will be required to be made to an FCM as described above for futures contracts.
     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
     Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
     Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward foreign currency exchange contracts, as discussed below, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
     The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments or exposures. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments or exposures exactly over time.

     Over-the-counter-options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
     Risks of Futures and Options. There are several risks associated with transactions in futures and options. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments or exposures exactly. The Fund may invest in, or obtain exposures to, options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests or has exposures, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments or exposures.
     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments or exposures well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts, or obtain exposures to such instruments, with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or exposures, although this may not be successful in all cases. If price changes in the options or futures positions are poorly correlated with its other investments or exposures, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position or exposure until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired.

Depositary Receipts
     The Fund may obtain exposures to, or invest in, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing securities of issuers located in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing similar arrangements. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets; GDRs are designed for use in multiple global markets.
Exchange-Traded Funds
     The Fund may obtain exposure to, or invest in, exchange-traded funds (“ETFs”). ETFs are traded like individual stocks on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may obtain exposure to, or invest in, ETFs for short-term cash management or as part of its overall investment strategy. If the Fund has exposure to, or invests in, ETFs, shareholders will bear their proportionate share of the Fund’s expenses (including operating expenses and advisory fees), and also similar expenses of the ETFs, and the Fund’s returns could therefore be lower than if it had invested directly in the underlying securities.
     Fund investments in ETFs based on the MSCI EAFE® Index or other foreign markets indices are considered foreign markets investments. For purposes of determining whether at least 40% of total Fund assets are in exposures to non-US companies, investments in or exposures to ETFs based on the World Index or other world indices are allocated to the Fund’s U.S. and non-U.S. exposures in proportion to the index’s U.S. and non-U.S. exposures. For purposes of determining whether more than 20% of total Fund assets are invested in or exposed to companies located in emerging markets, investments in ETFs based on the MSCI Emerging Markets Index or other emerging markets indices are considered emerging markets investments.
Forward Foreign Currency Exchange Contracts
     The Fund may (but is not obligated to) use or obtain exposure to forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.
     The Fund may enter into or obtain exposures to forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security, or obtains exposure to a security, denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or has exposure to, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment by entering into, or obtaining exposure to, a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.
     The Fund also may use, or obtain exposure to, forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar, or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into, or obtain exposure to, a forward contract to sell an amount of such foreign currency approximating the value of some or all of the Fund’s portfolio securities or exposures denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.
     The precise matching of the forward contract amounts and the value of the securities or exposures involved will not generally be possible because the future value of such securities or exposures in foreign currencies will change as a consequence of market movements in the value of those securities or exposures between the date the forward contract or exposure is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase, or obtain exposure to, additional foreign currency on the spot (that is, cash) market (and bear the expense of such transaction) if the market value of the security or exposure is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or reduce the exposure and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or exposure if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses and transaction costs. Under normal circumstances, consideration of currency risk is incorporated into the Investment Adviser’s investment decisions on individual securities or exposures. However, the Investment Adviser believes it is important to have the flexibility to enter into, or obtain exposures to, such forward contracts when it determines that the best interest of the Fund will be served.
     Pursuant to Section 18 of the 1940 Act and Commission interpretations thereunder, for forwards and futures that are not contractually required to “cash-settle,” the Fund must “cover” its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards and futures that are contractually required to cash-settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. Exposures obtained through swap agreements are

“covered” as described under “Swap Agreements” above. By setting aside assets only equal to its net obligation under cash-settled forwards or futures, the Fund will have the ability to employ leverage to a greater extent.
     At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.
     The cost to the Fund of engaging in, or obtaining exposures to, forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the price of the underlying securities or exposures held by the Fund or that it intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.
     Although the Fund values its assets daily in terms of U.S. dollars, it may not convert direct holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Structured Instruments
     The Fund may invest in structured instruments, including, without limitation, participation notes, certificates and warrants. Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security. Structured securities may entail a greater degree of risk than other types of securities because the Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to the Fund when due. The Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.
Foreign Investment Risks
     Foreign Market Risk. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to increase or decrease exposures to securities, or buy and sell securities, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.
     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities, or obtain exposures to them, transfer the Fund’s assets back into the U.S. or the Fund’s ability to receive payments under swap agreements, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.
     Currency Risk and Exchange Risk. Securities in which the Fund invests or to which it has exposures may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, an investment in or exposure to a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.
     Certain Risks of Holding Fund Assets Outside the U. S. The foreign securities in which the Fund invests or to which it obtains exposure are generally held outside the U.S. in foreign banks and securities depositories. The Fund’s custodian is its “foreign custody manager” as provided in Rule 17f-5 under the 1940 Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets, but will not have jurisdiction over banks and depositories holding foreign assets to which the Fund has indirect exposure through swap agreements. Certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities or increase or decrease exposures thereto in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.
     Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund or its swap counterparty cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
     Dividends and interest on, and proceeds from the sale of, foreign securities the Fund holds or has exposure to may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply. See “Federal Tax Aspects.”
Emerging Markets
     The Fund may have exposures of up to 20% of its total exposures in companies in emerging (less developed) markets. The Investment Adviser determines where a company is located, and thus whether a company is located in an emerging market, by referring to: its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.
     The Fund’s exposures and investments in emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund’s emerging markets securities or exposures may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment, and may have significantly less liquidity than developed markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund will invest in or have exposures to securities denominated in foreign currencies, those securities or exposures may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities.
     The growth of many emerging markets’ economies is to a significant degree export driven. Accordingly, emerging countries are often affected by changes in the economies of the U.S. and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines, the burden of future growth will increasingly be placed on domestic demand.
     In addition to the risks discussed above, there are special risks associated with the Fund’s investments in, or exposures to, certain countries and regions, including, but not limited to, the following:
     South Korea. Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. Military action or the risk of military action by North Korea, which might involve nuclear weapons, could have a materially adverse effect on South Korea and the Funds. The market capitalization and trading volume of issuers in the South Korean securities markets is heavily concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Funds. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire region and any adverse events in the Asian markets may have a significant adverse effect on South Korean companies. Also, South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy.
     There are also a number of risks associated with the South Korean government. The South Korean government exercises substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of the Fund’s investments from declining over time.
     Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, remains problematic and is unlikely to be settled in the near future. China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund’s investments in China or Taiwan, or make such investments impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both countries and the region. In addition, certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire Asian region and any adverse events in the Asian markets may have a significant adverse effect on Taiwanese companies.
     Taiwan’s growth has been export-driven to a significant degree. As a result, Taiwan is affected by changes in the economies of its main trading partners. If growth in the export sector declines, future growth will be increasingly reliant on domestic demand. Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. Any fluctuations or shortages in the commodity markets could have a negative impact on Taiwan’s economy. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.
     China. Beginning in 1978, the Chinese government initiated a program of economic and market reforms. The Chinese government exercises significant control over China’s economy through allocating resources by controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Government policies have recently contributed to economic growth and prosperity in China, but such policies could be altered or discontinued at any time. Moreover, the Chinese government sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s securities markets have less regulation and are substantially smaller, less liquid and more volatile than the securities markets of more developed countries, and hence are more susceptible to manipulation, insider trading, and other market abuses. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business. As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, is developing and many laws and regulations are relatively new and published court decisions based on these laws are limited and non-binding. Thus, the rights of minority shareholders in Chinese issuers are not as well protected as they are in developed markets. There is also risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and high inflation rates.
     The emergence of a domestic consumer class is at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes and currency revaluation, which could potentially have adverse effects on some export-dependent sectors. In addition, export growth continues to be a major driver of China’s rapid economic growth. Reductions in spending on Chinese products and services, tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the companies in which the Fund invests. Growing income inequality and larger scale environmental degradation is testing social cohesion in China. Social instability could threaten China’s political system and economic growth, which could decrease the value of the Fund’s investments.
     Military conflicts, in response to internal social unrest or conflicts with other countries, could disrupt economic development. China has strained relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula; should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. In addition, certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire region and any adverse events in the Asian markets may have a significant adverse effect on Chinese companies.
     Russia. Russia has experienced political and economic turbulence and has endured decades of communist rule under which its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the task of stabilizing and modernizing its economy. Investors in Russia have experienced significant losses due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested. There is no assurance that similar losses will not recur. The current government regime has become increasingly authoritarian, especially in its dealings with successful Russian companies. In this environment, there is always a risk that the government will abandon elements of a market economy and replace them with radically different political and economic policies that would be detrimental to the interests of foreign investors.
     The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, Eastern European markets remain relatively underdeveloped and can be particularly sensitive to political and economic developments; adverse events in Eastern European countries may greatly impact the Russian economy.
     Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. There is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose share registration through fraud or negligence. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause the Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
     Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection all pose significant risks, particularly to foreign investors. In addition, there is a risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or punitive taxation, or, in the alternative, a risk that a reformed tax system may result in inconsistent and unpredictable enforcement of the new tax laws. The Russian securities market is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside the stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, little information is available to investors. As a result, it may be difficult to assess the value of an investment in Russian companies. Because of the recent formation of the Russian securities market and the underdeveloped state of the banking and telecommunications systems, securities transactions are subject to significant risks.
     Latin America. As an emerging market, Latin America, including Brazil and Mexico, has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. While some Latin American governments have experienced privatization of state-owned companies and relaxation of trade restrictions, future free-market economic reforms are uncertain, and political unrest could result in significant disruption in securities markets in the region. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation and high unemployment rates. Adverse economic events in one country may have a significant adverse effect on other Latin American countries.

     Commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Some markets are in areas that have historically been prone to natural disasters or are economically sensitive to environmental events, and a natural disaster could have a significant adverse impact on the economies in the geographic region.
     Many Latin American countries have high levels of debt, which may stifle economic growth, contribute to prolonged periods of recession and adversely impact the Fund’s investments. Most countries have been forced to restructure their loans or risk default on their debt obligations. Interest on debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets.
     India. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. “Foreign Institutional Investors” (“FIIs”) and their subfunds may predominately invest in exchange-traded securities (and securities to be listed or approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs. Although the Investment Adviser is a registered FII, it must still seek renewal of this status every five years, which renewal cannot be guaranteed. FIIs are required to observe certain investment restrictions. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted for a company, subject to that company’s approval. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.
     The Indian government exercises significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform could have a significant effect on the economy and the Fund’s investments in India. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.
     Founders and their families control many Indian companies. Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the U.S. Exchanges have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market prices and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limits on price movements and margin requirements. The relatively small market capitalizations of, and trading values on, the principal stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.
     Religious, cultural and border disputes persist in India. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the results could destabilize the economy and, consequently, adversely affect the Fund’s investments. Both India and Pakistan have tested nuclear weapons, and the threat of deploying such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
     Israel. The Israeli economy is dependent on trade with certain key trading partners. Reduction in spending by these economies on Israeli products and services or negative changes in any of these economies may cause an adverse impact on the Israeli economy. Israel has historically experienced acts of terrorism or strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Israeli market and adversely affect the Israeli economy. Certain political, economic and currency risks have contributed to a high level of price volatility in the Israeli equity and currency markets and could adversely affect the Fund’s investments. Israel’s national politics have been unpredictable and subject to influence by the military and its government may be subject to sudden change. The Israeli economy has suffered from debt burdens, high inflation rates, currency devaluations and economic recessions.
     Turkey. Turkey has experienced periods of substantial inflation, currency devaluation and severe economic recessions. The government has high levels of debt, which may stifle economic growth, contribute to prolonged periods of recession and adversely impact the Fund’s investments. Turkey has begun privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards, or in some cases due to re-nationalization of such privatized entities. Also, the Turkish economy is dependent on trade with certain key trading parties. Reduction in spending by these economies on Turkish products and services or negative changes to any of these economies may cause an adverse impact on the Turkish economy.
     Turkey has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Turkish market and adversely affect the performance of the Turkish economy. Certain political, economic and legal and currency risks have contributed to a high level of price volatility in the Turkish equity and currency markets, and could adversely affect the Fund’s investments. Turkey’s national politics have been unpredictable and subject to influence by the military and its government may be subject to sudden change.
Illiquid Securities
     The Fund may not hold more than 15% of its net assets in illiquid securities. Only the net amount due the Fund under a swap agreement is used to determine if more than 15% of the Fund’s net assets are invested in illiquid securities. The Fund intends to, at least initially, enter into swap agreements with a single counterparty and to close out swap agreements so that the net amount to be received under the swap agreements would not exceed 5% of the Fund’s total assets at any given time.
     Besides, potentially, the swap agreements, illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the U.S.) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations for such securities are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers in the U.S. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.
     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will be deemed to be liquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be “traded flat” (that is, without accrued interest) or in default as to principal or interest. However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that, after purchase, other qualified institutional buyers become, for a time, uninterested in purchasing these securities and as a result there is no longer a readily available market for the securities. In addition, Rule 144A securities are generally deemed liquid if they are tradable in an offshore securities market. Repurchase agreements subject to payment on demand are deemed to have a maturity equal to the notice period.
Borrowing
     The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund’s total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased. Borrowing can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. This is the speculative factor known as leverage. To the extent the Fund covers its obligations under swap agreements by segregating or “earmarking” assets determined to be liquid in accordance with procedures adopted by the Board of Trustees equal in value to the amount of the Fund’s net obligations under a swap agreement, such obligation will not be considered borrowing by the Fund.
When-Issued and Delayed-Delivery Securities
     The Fund may purchase, or obtain exposures to, securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates. The price that the Fund is obligated to pay, directly or indirectly, on the settlement day may be different from the market value on that date.

While securities may be sold, or exposures reduced, prior to the settlement date, the Fund intends to purchase such securities or obtain exposures to them with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security, or obtain exposure to it, on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund’s net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its direct obligations for when-issued securities. Exposures obtained under swap agreements will be “covered” as discussed under “Swap Agreements” above.
     When-issued securities and delayed-delivery securities involve the risk that the security the Fund buys or to which it has exposure on that basis will lose value prior to its delivery to the Fund or the swap counterparty. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund may lose the investment opportunity of the assets it has set aside, or other exposures it has foregone, to pay for the security and any gain in the security’s price.
Securities Lending
     The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund may not be able to obtain the right to vote or consent on proxy proposals involving securities that are loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Investment Adviser to be in good standing and when, in the Investment Adviser’s judgment, the income earned would justify the risks.
     Cash received as collateral through loan transactions may be invested in, or exposed to, other eligible securities. This subjects that investment or exposure, as well as the securities loaned, to market appreciation or depreciation.
Real Estate Investment Trusts
     The Fund may obtain exposures to, or invest in, securities of foreign issuers with a structure similar to U.S. real estate investment trusts (“REITs”) and may also obtain exposures to, or invest in, securities of U.S. REITs. Unlike regular corporations, REITs do not have to pay federal income tax if they meet certain requirements of the Code. REITs offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.
Income, Royalty and Similar Trusts
     The Fund may obtain exposures to, or invest in, trusts that earn income from underlying assets, such as oil and gas wells, or from performing services. These are sometimes called income trusts or royalty trusts. Securities of these trusts have risks that are similar to equity security risks and additional risks. When a claim is made against a trust that cannot be paid using its assets, trust investors, including the Fund directly or indirectly through its exposures, may be held liable for any outstanding obligations. Also, if tax rules that currently allow trusts to avoid paying taxes change, then the return from the trust could be negatively affected.
Shares of Other Investment Companies
     The Fund can obtain exposures to, or invest in, securities of other investment companies except to the extent prohibited by law or the Fund’s investment restrictions. The Fund’s exposures to, or investments in, other investment companies may include ETFs if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. See “Exchange-Traded Funds” above. Like all equity investments, ETFs may go up or down in value. They also may not perform in correlation with the Fund’s principal strategies. The Fund will pay additional fees through its investments in, or exposures to, other investment companies.
Limited Partnerships
     The Fund can obtain exposures to, or invest in, interests in limited partnerships (often referred to as “master limited partnerships”). Limited partnership interests may be less liquid than other forms of equity securities and may not be as widely traded, which may make it difficult for the Fund to reduce its exposures to, or sell, such interests at the time or price desired.
Corporate Loans
     The Fund can obtain exposures to, or invest in, corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the values of corporate loans are generally less responsive than the values of bonds and notes to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling or reducing its exposures to corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agents for broader groups of lenders, generally referred to as “syndicates.” A syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If an agent develops financial problems, the Fund may not recover its investment or exposure, or there might be a delay in the Fund’s recovery. By directly investing in a corporate loan, the Fund becomes a member of the syndicate, although it may not be able to control the syndicate’s actions.
Portfolio Turnover
     Because the Fund has not commenced operations, it does not have a portfolio turnover rate to present.
Initial Public Offerings
     The Fund may purchase, or obtain exposures to, securities in initial public offerings. These offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods, or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.
Temporary Defensive Position
     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund temporarily can decrease or entirely eliminate its derivatives exposure and invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and repurchase agreements. Under such circumstances, the Fund may not achieve its investment objective.
Disclosure of Portfolio Holdings
     Pursuant to applicable law, the Fund will publicly disclose its complete portfolio holdings or exposures quarterly within 60 days of the end of each calendar quarter. The Fund will disclose a complete list of its holdings or exposures in its semi-annual and annual reports, which are distributed to shareholders, and in publicly available quarterly reports on Forms N-Q and N-CSR, which are filed with the Commission and available, free of charge, on the Commission’s EDGAR database at www.sec.gov. The Fund will also disclose its top ten holdings or exposures by weight (amount of holding or exposure divided by net assets) as of the end of each calendar quarter on the Fund’s website, www.causewayfunds.com, and in sales materials.
     Occasionally, certain third parties — including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others — request information about the Fund’s portfolio holdings or exposures. The Board of Trustees has approved a policy and procedures for the protection of nonpublic information, which includes a policy and procedures relating to disclosure of the Funds’ portfolio holdings or exposures. The Funds’ policy is to disclose portfolio holdings or exposures to third parties only where the Fund believes there is a legitimate business purpose for the information and the recipient will not use the information to engage in excessive short-term trading of Fund shares or otherwise trade on the nonpublic information.
     The Fund may provide at any time portfolio holdings or exposure information to its service providers, such as the Administrator, Custodian, Investment Adviser, pricing services, independent registered public accountants, legal counsel, and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. The Fund and the Investment Adviser expect to provide portfolio holdings or exposure information to the following service providers:

Name	Service
The Bank of New York Mellon	Custodian

Charles River Systems, Inc.	Trading and compliance system

Omgeo LLC	Automated trade matching service

Misys International Banking Systems, Inc.	Automated foreign exchange trade matching service

Eagle Investment Systems Corp.	Portfolio accounting system

Electra Securities Transaction and Asset Reconciliation System (STaARS)	Automated reconciliation service

FactSet Research Systems Inc.	Online database system for portfolio analytics

Interactive Data Corporation	Pricing vendor

ISS	Proxy research and record keeping service

SEI Investments Global Funds Services	Fund accountant and Administrator

PricewaterhouseCoopers LLP	Independent registered public accountants

Various broker-dealers	Purchases and sales of securities

Swap counterparties	Swap transactions
     The Fund, through its Administrator, will disclose holdings or exposures and other related portfolio information to independent rating and ranking organizations on or after the 15th business day after the end of each quarter. The Fund will disclose its quarterly portfolio holdings or exposures to certain consultants, investment advisory firms, and mutual fund wrap programs which have requested them on or after the 15th business day after quarter-end for due diligence purposes. The Fund will disclose its top ten holdings or exposures by weight, the five largest performance contributors and detractors, and the five largest purchases and sales (or increases and decreases of exposures) to advisers of investors in the Fund, typically by the fifth business day after month-end. The Fund will also send quarterly reports to investors who have requested them containing the Fund’s holdings or exposures generally by the third week after quarter-end.
     Subject to the policies and procedures approved by the Board of Trustees, the executive officers of the Fund authorize disclosure of the Fund’s portfolio holdings or exposures. Neither the Fund nor any service provider to the Fund may receive compensation or other consideration for providing portfolio holdings or exposure information.
     In addition to the foregoing, the Investment Adviser has policies and procedures designed to safeguard confidential information, including policies and procedures prohibiting the Investment Adviser’s employees from communicating to third parties any material nonpublic information relating to the Fund’s portfolio holdings or exposures. The Investment Adviser’s policies and procedures, in addition to the Fund’s policies and procedures relating to the disclosure of the Fund’s portfolio holdings or exposures, are designed to reduce potential conflicts of interest between Fund shareholders and the Investment Adviser.
MANAGEMENT OF THE FUND
     The Trustees oversee the actions of the Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Trust.
     The Board currently consists of five Trustees. One of the Trustees is an employee of the Investment Adviser. This Trustee is an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Trust (an “Interested Trustee”). The other Trustees are not interested persons of the Trust (the “Independent Trustees”).

     The Trustees and officers of the Trust are:

Number
of
Portfolios
in the
		Term of		Trust	Other
Name,		Office and		Complex	Director-
Address,	Position(s)	Length of		Overseen	Ships
Date of	Held with the	Time	Principal Occupation(s)	by	Held by
Birth[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]

INDEPENDENT
TRUSTEES

John A. G.	Trustee;	Trustee since	Chairman, Gamma Holdings	5	Director,
Gavin	Chairman of	9/01;	(international consulting and		TCW Funds,
Age: 78	the Board	Chairman	investment holding company)		Inc. and
		since 10/04	(since 1968); Senior Counselor,		TCW
			Hicks Transamerica Partners		Strategic
			(private equity investment firm)		Income Fund,
			(since 2001).		Inc.; Trustee,
Hotchkis and
Wiley Funds.

John R.	Trustee	Since 10/08	Film Composer (since 2005); Senior	5	none
Graham			Vice President, Corporate Financial
Age: 48			Development and Communications,
The Walt Disney Company (2004-
2005); Senior Vice President,
Mergers and Acquisitions, Lehman
Brothers Inc. (2000-2004).

Lawry J.	Trustee	Since 10/08	President, Steaven Jones	5	none
Meister			Development Company, Inc.
Age: 47			(real estate firm) (since 1995).

Eric H.	Trustee;	Trustee since	Tenured Lecturer, Anderson	5	Trustee,
Sussman	Chairman of	9/01; Audit	Graduate School of		Presidio Funds
Age: 44	the Audit	Chairman	Management, University of		(until 2010)
	Committee	since 10/04	California, Los Angeles (since
1995); President, Amber
Capital, Inc. (real estate
investment and financial
planning firm) (since 1993).

Number
of
Portfolios
in the
		Term of		Trust	Other
Name,		Office and		Complex	Director-
Address,	Position(s)	Length of		Overseen	Ships
Date of	Held with the	Time	Principal Occupation(s)	by	Held by
Birth[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]

INTERESTED
TRUSTEE[5]
Mark D. Cone	Trustee	Since 10/08	Executive Vice President and	5	none
Age:41			Chief Marketing Officer of the
Investment Adviser (since 2001).

OFFICERS
Turner Swan	President and	Since 8/01	General Counsel and Member of	N/A	N/A
11111 Santa	Secretary		the Investment Adviser (since
Monica Blvd.,			2001); Compliance officer of the
Suite 1500,			Investment Adviser (since 2010).
Los Angeles,
CA 90025
Age: 48

Gracie V.	Chief	CCO (since	Chief Compliance Officer of the	N/A	N/A
Fermelia	Compliance	7/05); Asst.	Investment Adviser (since July
11111 Santa	Officer and	Sect. (since	2005); Chief Operating Officer and
Monica Blvd.,	Assistant	8/01)	Member of the Investment Adviser
Suite 1500,	Secretary		(since 2001).
Los Angeles,
CA 90025
Age: 48

Michael Lawson[6]	Treasurer	Since 7/05	Director of the Administrator’s	N/A	N/A
One Freedom			Fund Accounting department
Valley Drive			(since July 2005); Manager in the
Oaks, PA 19456			Administrator’s Fund Accounting
Age: 48			department (November 1998 - July
2005).

Joseph Gallo[6]	Vice President	Since 7/08	Corporate Counsel of the	N/A	N/A
One Freedom	and Assistant		Administrator (since 2007);
Valley Drive	Secretary		Associate Counsel, ICMA
Oaks, PA 19456			Retirement Corporation (2004-
Age: 36			2007); Federal Investigator, U.S.
Department of Labor (2002-2004).

Carolyn Mead[6]	Vice President	Since 7/08	Corporate Counsel of the	N/A	N/A
One Freedom	and Assistant		Administrator (since 2007);
Valley Drive	Secretary		Associate Counsel, Stradley,
Oaks, PA 19456			Ronan, Stevens & Young LLP
Age: 52			(2004-2007); Counsel, ING
Variable Annuities (1999-2002).

Bernadette	Vice President	Since 7/08	Corporate Counsel of the	N/A	N/A
Sparling [6]	and Assistant		Administrator (since 2005);

Number
of
Portfolios
in the
		Term of		Trust	Other
Name,		Office and		Complex	Director-
Address,	Position(s)	Length of		Overseen	Ships
Date of	Held with the	Time	Principal Occupation(s)	by	Held by
Birth[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]
One Freedom	Secretary		Associate Counsel, Blank Rome
Valley Drive			LLP (2001-2005).
Oaks, PA 19456
Age: 32

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]	Each Trustee holds office during the lifetime of the Trust until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]	The “Trust Complex” consists of all registered investment companies for which the Investment Adviser serves as investment adviser. As of the date hereof, the Trust Complex consists of one investment company with five portfolios —Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund and the Fund.

[4]	Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is an “interested person” of the Trust as defined in the 1940 Act since he is an employee of the Investment Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.
          The following provides information additional to that set forth in the table above regarding relevant qualifications, experience, attributes or skills of each Trustee.
Hon. John A. G. Gavin: Mr. Gavin has been a Trustee since the inception of the Trust in October 2001, and Chairman of the Board since 2004. Mr. Gavin has extensive international and investment management industry experience, including holding senior positions at private equity investment firms and operating an investment holding company for over 40 years. Mr. Gavin also served as the U.S. Ambassador to Mexico (1981 — 1986). He is currently a Director or Trustee of other U.S. registered mutual funds and has previously served on the boards of directors of public companies.
John R. Graham: Mr. Graham joined the Board in 2008 and has 20 years of experience in the financial services and investment banking industries, including holding senior positions at a large public company and with investment banking firms. He was previously a financial consultant, where he specialized in valuation, merger advice, value-based management, and other finance-related work. Mr. Graham holds an MBA.
Lawry J. Meister: Ms. Meister joined the Board in 2008 and has extensive experience in the investment banking, management consulting, and commercial real estate industries. Since 1995, she has been President of a development company specializing in the management of commercial real estate primarily in Southern California. Other experience includes positions in marketing, as a business analyst and as a financial analyst. Ms. Meister holds an MA and MBA.
Eric H. Sussman: Mr. Sussman has been a Trustee since the inception of the Trust in October 2001, and Chairman of the Audit Committee since 2004. Since 1995, Mr. Sussman has been a Lecturer at the University of California, Los Angeles, Anderson Graduate School of Management, where he has taught accounting, financial reporting, finance, and real estate investment and finance. He also has over 17 years experience as President or Managing Member of a real estate development and management company. Mr. Sussman holds an MBA, and is a Certified Public Accountant. Mr. Sussman was an independent Trustee and Chairman of the Board of a U.S. value equity mutual fund that closed in 2010, and is a member of the Advisory Board of a hedge fund.
Mark D. Cone: Mr. Cone has 20 years of experience in the investment management industry. Since June 2001, Mr. Cone has been Executive Vice President and Chief Marketing Officer of the Investment Adviser, where he is responsible for all sales and marketing functions and serves on the firm’s executive Operating Committee. His earlier experience includes serving as Managing Director of a large fund manager, where he led third-party distribution in the U.S., Canada, and Latin America, serving as Director of Marketing and Client Development of an investment advisory firm for institutions and mutual funds, and serving as Regional Director of a fund manager where he was responsible for marketing mutual funds to various distribution channels. Mr. Cone holds FINRA Series 7, 24 and 63 licenses.
The Board believes that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve on the Board. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills, as well as the actual service and commitment of each Trustee during his tenure on the Board. Notwithstanding the accomplishments noted above, none of the Independent Trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.
Board Structure
     An Independent Trustee serves as Chairman of the Board. The Independent Chairman’s responsibilities include presiding at all meetings of the Board and all meetings of the Independent Trustees, approving Board meeting schedules and agendas, and serving as a liaison among the other Trustees, and with Trust officers and management personnel.

     The Board holds four regularly scheduled in-person meetings each year. The Board holds special meetings as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled meeting of the Board without management present.
     The Board conducts a self-assessment on an annual basis, and considers whether the structure of the Board and its Committees are appropriate under the circumstances. As part of this self-assessment, the Board considers several factors, including the number of funds overseen by the Board.
     The Board sets broad policies for the Trust and appoints Trust officers. The Board oversees the performance of the Investment Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Investment Adviser’s risk management activities, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, reports on risk, investment and/or performance, portfolio composition and characteristics, marketing, shareholder service fees, and valuation. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, reports on various aspects of the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements, and provides a written report discussing the Trust’s compliance program at least annually. The Board expects all parties, including, but not limited to, the Investment Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.
     The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee and a Nominating Committee. The functions of these Committees are discussed below.
     The Board has an Audit Committee and a Nominating Committee. Both are comprised of all of the Trustees of the Trust who are Independent Trustees. The Audit Committee operates under a written charter and its purposes are: (i) to oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) to act as liaison between the Trust’s independent auditors and the full Board.

     The purpose of the Nominating Committee is to nominate persons to serve as Independent Trustees. Meetings of the Nominating Committee are called on an “as needed” basis, and held as often as deemed appropriate by the Nominating Committee. The Nominating Committee operates under a written charter and it may consider candidates suggested by, among others, members of the Board who are interested persons of the Trust and the Investment Adviser. According to the Trust’s Bylaws, any shareholder of the Trust may submit names of individuals to be considered by the Nominating Committee or the Board of Trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the applicable shareholder meeting, and (ii) that the Nominating Committee or the Board of Trustees, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended September 30, 2010, the Audit Committee held three meetings and the Nominating Committee held no meetings.
     During the fiscal year ended September 30, 2010, fees paid to the Independent Trustees for their services as Trustees aggregated [$270,000]. The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth information concerning fees paid to, and retirement benefits accrued for, Independent Trustees during the fiscal year ended September 30, 2010:

Pension or
	Aggregate	Retirement		Total Compensation
	Compensation	Benefits Accrued	Estimated Annual	from Fund
Name of	from the	as Part of Fund	Benefits Upon	Complex* Paid to
Trustee	Funds	Expenses	Retirement	Trustees
John A. G. Gavin	[$67,500]	None	None	[$67,500]
John R. Graham	[$67,500]	None	None	[$67,500]
Lawry J. Meister	[$67,500]	None	None	[$67,500]
Eric H. Sussman	[$67,500]	None	None	[$67,500]

*	As of the date hereof, the “Fund Complex” consists of one investment company with five portfolios —Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund and the Fund. The Fund had not commenced operations as of September 30, 2010.
     The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of [September 30, 2010]. As of this date, the Fund had not commenced investment operations.

	Dollar Range of	Aggregate Dollar Range of Equity
	Equity	Securities in All Registered
	Securities in the	Investment Companies Overseen by Trustee in
Name of Trustee	Fund	Family of Investment Companies*
Mark D. Cone	None	[ ]
John A. G. Gavin	None	[ ]

	Dollar Range of	Aggregate Dollar Range of Equity
	Equity	Securities in All Registered
	Securities in the	Investment Companies Overseen by Trustee in
Name of Trustee	Fund	Family of Investment Companies*
John R. Graham	None	[ ]
Lawry J. Meister	None	[ ]
Eric H. Sussman	None	[ ]

*	As of the date hereof, the Trust’s Family of Investment Companies consists of one investment company with five portfolios —Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund and the Fund.
     As of [September 30, 2010], none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.
     The Trustees receive fees and are reimbursed for expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”) receives any compensation directly from the Trust for serving as an officer. The Administrator and/or the Distributor receive administration, fund accounting and fund servicing fees from the Fund. See “Advisory Arrangements,” “Administration Arrangements” and “Distribution Arrangements” below.
     The following table lists the officers of the Trust who hold positions with affiliated persons or the principal underwriter of the Trust:

Name	Position Held with Affiliated Person or Principal Underwriter
Turner Swan	General Counsel, Compliance Officer, Secretary and Member of the Investment Adviser
Gracie V. Fermelia	Chief Operating Officer, Chief Compliance Officer and Member of the Investment Adviser
Advisory Arrangements
     Investment Advisory Services and Fee. The Trust, on behalf of the Fund, has entered into an investment advisory agreement (the “Advisory Agreements”) with the Investment Adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and continuously reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The Investment Adviser is responsible for making decisions to buy, sell or hold particular securities. The Investment Adviser provides all office space, facilities, equipment and necessary personnel for management of the Fund.
     The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of [      ]% of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Fund for each day during the month. Pursuant to an expense limit agreement, dated [               ], 2010, the Investment Adviser has agreed to limit the Fund’s annual operating expenses (excluding swap agreement financing charges and costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) to [          ]% of the average daily net assets of each of the Institutional Class and Investor Class shares, until January 31, 2012. Since the Fund has not commenced operations as of the date of this Statement of Additional Information, the Investment Adviser has not received advisory fees from the Fund.
     Payment of Fund Expenses. The Advisory Agreements obligate the Investment Adviser to provide investment advisory services and to pay for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay the fees of all officers and Trustees who are affiliated persons of the Investment Adviser. In addition, the Investment Adviser will pay expenses associated with the organization of the Fund. The Fund pays, or causes to be paid, all other expenses incurred in its operations, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and copies of the Registration Statement, charges of the custodian, any sub-custodian, the transfer agent and any sub-transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Independent Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Fund will bear the costs associated with the swap agreements it enters into.
     Organization of the Investment Adviser. The Investment Adviser is a Delaware limited liability company. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of the Investment Adviser, respectively, control the Investment Adviser through their executive offices and their voting control of the Investment Adviser.
     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect through September 20, 2012 and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to the Fund by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days’ written notice to the other party.
     Limitation of Liability. The Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders, in connection with the matters to which the Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.
Portfolio Managers
Other Accounts Managed
     The following table discloses information concerning other accounts managed by the Fund’s portfolio managers as of September 30, 2010:

	Number of Other Accounts Managed						Number of Accounts and Assets for Which
	and Assets by Account Type						Advisory Fee is Performance-Based
	Registered		Other Pooled				Registered	Other Pooled
Name of	Investment		Investment				Investment	Investment
Portfolio Manager	Companies		Vehicles		Other accounts		Companies	Vehicles	Other accounts
Sarah H. Ketterer	[ ]		[ ]		[ ]		0	0	[ ]
Harry W. Hartford	[ ]		[ ]		[ ]		0	0	[ ]
James A. Doyle	[ ]	)	[ ]	)	[ ]	)	0	0	[ ]	)
Jonathan P. Eng	[ ]	)	[ ]	)	[ ]	)	0	0	[ ]	)
Kevin Durkin	[ ]	)	[ ]	)	[ ]	)	0	0	[ ]	)
Conor Muldoon	[ ]	)	[ ]	)	[ ]	)	0	0	[ ]	)
Arjun Jayaraman	[ ]	)	[ ]	)	[ ]	)	0	0	[ ]	)
MacDuff Kuhnert	[ ]	)	[ ]	)	[ ]	)	0	0	[ ]	)
     These portfolio managers also manage their own personal accounts and other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Fund, subject to certain variations in investment restrictions. The portfolio managers (except Messrs. Jayaraman and Kuhnert) purchase and sell securities for the Fund that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Fund or pay performance-based fees to the Investment Adviser. All of the portfolio managers have personal investments in one or more of the other series of the Trust. Ms. Ketterer and Mr. Hartford hold a controlling interest in the Investment Adviser’s equity and Messrs. Doyle, Eng, Durkin, Muldoon, Jayaraman, and Kuhnert have minority interests in the Investment Adviser’s equity.
     Actual or potential conflicts of interest arise from the Fund’s portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. The Investment Adviser has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. The Investment Adviser has a policy that the Fund will not enter into a short position in a security if, at the time of entering into the short position, the Fund or any other client or fund account managed by the Investment Adviser holds a long position in a security of the issuer. The Investment Adviser also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of the Investment Adviser. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.
Compensation
     Ms. Ketterer and Mr. Hartford, the chief executive officer and president of the Investment Adviser, respectively, receive annual salary and are entitled, as controlling owners of the firm, to distributions of the firm’s profits based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng, Durkin, Muldoon, Jayaraman, and Kuhnert receive salary, incentive compensation and distributions of firm profits based on their minority ownership interests. Salary and incentive compensation are determined by the firm’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Fund or any single client account managed by the Investment Adviser. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution.
Ownership of Securities
     Since the Fund had not commenced operations as of the date of this Statement of Additional Information, the portfolio managers do not beneficially own securities of the Fund at this time.
Administration Arrangements
     The Administrator is a Delaware statutory trust and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: [The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, CNI Charter Funds, FaithShares Trust, Global X Funds, Optique Funds, Oak Associates Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Alpha Strategy Portfolios, LP, SEI Opportunity Fund, SEI Structured Credit, SEI Tax Exempt Trust, Turner Funds, Chartwell Dividend and Income Fund, Forward Funds (Accessor Series), Wilshire

Mutual Funds, Wilshire Variable Insurance Trust, The Community Reinvestment Act Qualified Investment Fund, and The Arbitrage Funds.]
     The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, as amended, the Administrator provides the Trust with administrative services, including portfolio accounting, regulatory reporting and all necessary office space, equipment, personnel and facilities for such services. For these administrative services, the Trust pays the Administrator the following annual fees, calculated based on the aggregate average daily net assets of the Trust: 0.06% of the assets up to but not exceeding $1 billion; 0.05% of the assets exceeding $1 billion but not exceeding $2 billion; 0.04% of the assets exceeding $2 billion but not exceeding $3 billion; 0.03% of the assets exceeding $3 billion but not exceeding $4 billion; and 0.02% of the assets exceeding $4 billion. [The Administrator’s fee is subject to a minimum annual fee of $165,000 for the first portfolio, plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.] The Administrator’s fee is charged to the Fund in proportion to the Fund’s net assets in relation to the other series of the Trust. Because the Fund has not commenced operations as of the date of this Statement of Additional Information, it has not paid any administration fees to the Administrator.
     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement remains in effect through October 31, 2012 and, thereafter, for successive periods of one year unless terminated by either party on not less than 90 days’ prior written notice to the other party.
Distribution Arrangements
     The Distributor, a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”). The Distributor does not receive compensation from the Fund for distribution of shares of the Fund. Pursuant to an agreement between the Investment Adviser and the Distributor, the Investment Adviser pays out of its own resources for all distribution services provided to the Fund under the Distribution Agreement.
     Unless earlier terminated as described below, the Distribution Agreement will remain in effect through September 20, 2009 and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party. The Distribution Agreement may be terminated with respect to the Fund by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days’ written notice by either party, or upon assignment by the Distributor.

Shareholder Service Arrangements
     The Trust has adopted a Shareholder Service Plan and Agreement for its Investor Class shares (the “Service Plan”) pursuant to which the Distributor is authorized to pay compensation to financial institutions (each a “Service Provider”) that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of shares of the Fund. In consideration for such services, a Service Provider is compensated by the Fund whose shareholders it services (through the Distributor) at a maximum annual rate of up to 0.25% of the average daily net asset value of shares of the Fund serviced by the Service Provider.
     The Distributor may enter into a Shareholder Service Provider Agreement with a Service Provider pursuant to which the Service Provider agrees to provide certain shareholder support services to its customers who own shares of the Fund. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in shares; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, other distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to shares beneficially owned by shareholders; (x) processing dividend payments from the Fund on behalf of shareholders; and (xi) providing such other similar services as the Fund may reasonably request to the extent that the Service Provider is permitted to do so under applicable laws or regulations.
     The Investment Adviser makes payments out of its own resources to certain financial institutions for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, and annual asset-based charges of up to 0.15% of the average daily net asset value of shares of the Fund serviced by the financial institutions. These payments may create a conflict of interest by influencing the broker or financial intermediary to recommend the Fund over another investment.
     The following financial institutions are parties to agreements entitling them to receive payments from the Distributor under the Service Plan and/or the Investment Adviser from its own resources, as indicated:

Service Provider	Payments Received From
ACS HR Solutions	Distributor and Investment Adviser

Charles Schwab & Co., Inc.	Distributor and Investment Adviser

Service Provider	Payments Received From
Circle Trust Company	Distributor

Citigroup Global Markets Inc.	Distributor and Investment Adviser

CitiStreet Equities LLC	Distributor and Investment Adviser

E*Trade Clearing LLC	Distributor

Fidelity Brokerage Services LLC / National Financial Services LLC	Distributor and Investment Adviser

Fidelity Investments Institutional Services Company, Inc.	Distributor and Investment Adviser

Great-West Retirement Services/GWFS Equities, Inc.	Distributor

JPMorgan Chase Bank, N.A.	Investment Adviser

J.P. Morgan Retirement Plan Services, LLC	Distributor and Investment Adviser

Mercer HR Services, LLC	Distributor and Investment Adviser

Merrill Lynch	Distributor and Investment Adviser

MetLife Securities, Inc. / FASCorp	Distributor and Investment Adviser

Mid-Atlantic Capital Corp	Distributor

Morgan Stanley Smith Barney LLC	Distributor and Investment Adviser

MSCS Financial Services, L.L.C.	Distributor

Oppenheimer & Co. Inc.	Distributor

Pershing LLC	Investment Adviser

Prudential Investment Management Services LLC /Prudential Investments LLC	Investment Adviser

RBC Capital Markets Corporation	Investment Adviser

SunGard Institutional Brokerage, Inc.	Distributor

TD Ameritrade, Inc.	Distributor and Investment Adviser

TD Ameritrade Trust Company	Distributor and Investment Adviser

United of Omaha Life Insurance Company and Companion Life Insurance Company	Distributor

The Vanguard Group, Inc.	Distributor

Service Provider	Payments Received From
Wells Fargo Bank, N.A.	Distributor and Investment Adviser

Wilmington Trust Company	Distributor and Investment Adviser
Code of Ethics
     The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Investment Adviser (the “Code of Ethics”). The Code of Ethics significantly restricts the personal investing activities of the officers, Trustees and employees of the Investment Adviser with access to investment information (“access persons”) and, as described below, imposes additional restrictions on the Fund’s investment personnel.
     The Code of Ethics requires that access persons who are employees of the Investment Adviser preclear personal securities investments, with limited exceptions, such as mutual funds (excluding funds advised by the Investment Adviser), high-quality short-term securities, direct obligations of the U.S. government, and municipal securities. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. No access person may purchase or sell any security that at the time is being purchased or sold, or to the knowledge of the access person is being considered for purchase or sale, by the Fund. Further, access persons are restricted from investing in securities which the Fund is trading, and are prohibited from profiting on short-term trading in securities. All employees are prohibited from trading in a security while in possession of material nonpublic information and from engaging in transactions intended to manipulate the market.
     The Board of Trustees of the Trust has also approved a separate Code of Ethics under Section 406 of the Sarbanes-Oxley Act applicable to the Trust’s president and treasurer. This Code of Ethics addresses conflicts of interest, disclosure and compliance, and reporting and accountability for principal executives and senior financial officers.
Proxy Voting Policies and Procedures
     The Investment Adviser votes the proxies of companies owned by the Funds. Because the Fund will not actually own the securities of companies underlying the swap agreements or short sales, it will not be entitled to vote proxies of those companies. Thus, the Investment Adviser will only be able to vote proxies of companies in which the Fund invests directly. The Investment Adviser votes proxies solely in the best interests of the Fund and its shareholders in accordance with its Proxy Voting Policies and Procedures. The Investment Adviser votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. The Investment Adviser recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Under its guidelines, the Investment Adviser generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. The Investment Adviser generally votes with management on social issues because it believes management is responsible for handling them. The Investment Adviser generally opposes cumulative voting and votes against anti-takeover mechanisms and attempts to classify boards of directors. The Investment Adviser votes other matters – including equity-based compensation plans – on a case-by-case basis.
     The Investment Adviser’s interests may conflict with the interests of the Fund on certain proxy votes where the Investment Adviser might have a significant business or personal relationship with the company or its officers. The Investment Adviser’s chief operating officer in consultation with the general counsel decides if a vote involves a material conflict of interest. If so, the Investment Adviser will either (i) obtain instructions or consent from the Trustees on voting, (ii) vote in accordance with a “for” or “against” or “with management” guideline if one applies, or (iii) if no such guideline applies, follow the recommendation of a third party proxy voting consultant unaffiliated with the Investment Adviser, such as ISS.
     Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Investment Adviser’s ability to vote. As a result, the Fund’s non-U.S. proxies will be voted on a best efforts basis only. In addition, the Investment Adviser will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the Fund’s custodian in sufficient time to cast the vote. This is only a summary of the Investment Adviser’s Proxy Voting Policies and Procedures.
     Information regarding how the Fund voted proxies of companies owned by the Fund during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-866-947-7000 and (2) on the Commission’s website at http://www.sec.gov.
PURCHASE AND REDEMPTION OF SHARES
     Reference is made to “Investing in the Fund – How to Purchase, Sell and Exchange Fund Shares” in the Prospectus for certain information as to the purchase of Fund’s shares.
     The Fund issues two classes of shares: Investor Class and Institutional Class. Each Investor Class and Institutional Class share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Investor Class shares bear the expenses of ongoing shareholder service fees. The shareholder service fees that are imposed on Investor Class shares are imposed directly against Investor Class shares and not against all assets of the Fund, and, accordingly such charges do not affect the net asset value of Institutional Class shares. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that shareholder service fees in relation to Investor Class shares are borne exclusively by that class.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share (“NAV”). The applicable offering price for purchase orders is based upon the NAV of the Fund next determined after receipt of the purchase or redemption order by DST Systems Inc., P.O. Box 219085, Kansas City, Missouri 64121-7159 (the “Transfer Agent”) or an authorized financial intermediary. Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange (“NYSE”) is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.
     The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Commission by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Investment Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.
     The Fund may enter into agreements with broker-dealers or other financial intermediaries (in some cases, “supermarket” arrangements) allowing investors to purchase and redeem shares of the Fund through the financial intermediary. In connection with these arrangements, the Fund will authorize the financial intermediary to accept on its behalf purchase and redemption orders. In turn, the financial intermediary is authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after accepted by an authorized financial intermediary or the financial intermediary’s authorized designee and timely transmitted to the Fund. In addition, a financial intermediary or its designee may charge its customers transaction fees on the purchase or sale of the Fund’s shares.
     Purchase orders received prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), which includes orders received after the determination of NAV on the previous day, will receive the current business day’s NAV. Purchase orders received after the close of regular trading on the NYSE will be processed using the next trading day’s price.
Issuance of Fund Shares for Securities
     Investors may purchase the Fund’s shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid, and (c) have a value that is readily ascertainable via listing on or trading in a recognized U.S. or international exchange or market.

Redemption
     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund’s Transfer Agent. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as such names appear on the Transfer Agent’s register. The signatures on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the address of record on the Transfer Agent’s register and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.
     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-866-947-7000. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the shareholder’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.
     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund may temporarily suspend telephone transactions at any time.
     Shareholders may experience difficulty in conducting telephonic redemptions during times of drastic economic or market changes. In the event shareholders are unable to redeem shares via telephone, they should try other available methods of redemption, such as mail.

     As discussed in the Prospectus, a shareholder may also redeem shares via the Fund’s website at www.causewayfunds.com. The Fund will take certain precautions to protect your account from fraud, including requiring authorized users to provide proper identifying information and passwords. However, notwithstanding these precautions, this account feature involves a risk of loss from unauthorized or fraudulent transactions. From time to time, access to your account information on the Internet may not be available due to, among other things, high levels of shareholder activity and routine maintenance of the website. Further, the Fund may temporarily suspend Internet transactions at any time.
     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares, which usually will not exceed 5 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.
     Securities dealers and other financial intermediaries have the responsibility of submitting redemption requests received from customers prior to the close of regular trading on the NYSE to the Fund within agreed upon time deadlines to obtain that day’s closing price. The Fund reserves the right to reject any order for redemption, which right of rejection might adversely affect shareholders seeking redemption through financial intermediaries.
Redemption in Kind
     If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, or if a shareholder requests redemption in kind and the Fund determines that it would not be detrimental to the best interests of the remaining shareholders of the Fund to make payment in kind, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.
Redemption Fee
     In calculating whether a sale of the Fund’s shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the value of the shares as of the date of redemption, and will be paid to the Fund. Your financial intermediary may use different policies in calculating the Fund’s redemption fee or other redemption fee applied by the intermediary.
PRICING OF SHARES
Determination of Net Asset Value
     The purchase and redemption price of shares is the NAV of each share. The Fund’s securities are valued by the Fund’s Administrator pursuant to valuations provided by independent pricing services (generally, last reported sale prices), unless there is no readily ascertainable market value for a security or if the Fund’s Fair Value Committee thinks a market price is unreliable. Fund securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or over-the-counter (“OTC”) for which market quotations are available are valued at the last reported sale price (“regular way”) as of the close of regular trading on each Business Day (defined as days on which the NYSE is open for business) or, if there is no such reported sale, at the last reported bid price for long positions and at the last available ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options and forward foreign currency exchange contracts, are stated at market value. The prices for foreign securities are reported in local currency and converted into U.S. dollars at the currency exchange rate quoted at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the most recently quoted sale price. The pricing services rely primarily on prices of actual market transactions and trader quotations. The pricing services may also use matrix systems to determine valuations for fixed income securities. These systems consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.
     If there is no readily ascertainable market value for a security or if the Fund thinks a market price is unreliable, the Fund’s Fair Value Committee will make a good faith determination of the “fair value” of the security under policies and procedures adopted by the Board of Trustees. The swap agreements will generally be fair valued based on prices supplied by the swap counterparty, which in turn are based on the market prices or fair values of the securities underlying the swap agreement. Prior to entering into a swap agreement with a swap counterparty, the Investment Adviser will review the swap counterparty’s pricing sources for the securities underlying the swap. The Investment Adviser also intends to monitor, on a daily basis, the values provided by the swap counterparty for the swap agreements.

     Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares. It is possible that market timers or “arbitrageurs” may buy or sell Fund shares in short-term trades to seek to profit from predicted price movements in foreign markets not yet reflected in the Fund’s NAV. Such trades may adversely affect existing shareholders.
     Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security determined by this method is higher or lower than the price the Fund would receive if it sold the security.
     The NAV of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets held by the Fund (including interest and dividends accrued but not yet received) minus all liabilities attributable to the Fund (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the shareholder service fees paid by Investor Class shares, are accrued daily.
     The per share NAV of Investor Class shares of the Fund will reflect the daily expense accruals of the shareholder service fees applicable to Investor Class shares.
     Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the NAV of the Fund’s shares are determined as of such times. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund’s NAV.
     Each investor may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor’s interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of the Fund by the number of shares held by the investor. The close of regular trading on the NYSE is normally 4:00 p.m. Eastern time. Any additions or withdrawals to be effected on that day will then be effected.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Transactions in Portfolio Securities
     Subject to policies established by the Board of Trustees, the Investment Adviser is responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. The swap agreements used by the Fund will not involve the execution of brokerage transactions by the Fund; however the Fund may purchase securities directly and, in executing transactions with brokers and dealers, the Trust’s policy is that the Investment Adviser shall seek to obtain the best available price in the best available market so that the Trust’s total cost or proceeds is the most favorable under the circumstances, taking into account the size and nature of an order, the difficulty of execution and the full range and quality of a broker-dealer’s services, including among other things:
•	Execution capability,

•	Research services,

•	Responsiveness,

•	Level of commission rates charged,

•	Financial soundness,

•	Back office processing capabilities, and

•	Participation in client commission recapture programs.
     The Investment Adviser is not required to adhere to any rigid formulas in selecting broker-dealers, but will weigh a combination of some or all of the preceding criteria. The determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for the Fund and the Investment Adviser’s other clients. The Investment Adviser’s traders monitor prices by comparing fills to the stock’s volume-weighted average price (“VWAP”) for the trading day. Portfolio managers and research analysts assess brokers based on research services and communicate research rankings to the Trading Desk. Portfolio managers and traders receive monthly and annual reports listing brokers and commissions by country, monitor the amount of commissions allocated among broker-dealers and seek to allocate transactions to broker-dealers who provide superior execution and research services. The Investment Adviser also uses a third party service provider to assist the firm in assessing best execution.
     The Investment Adviser may consider proprietary or third party brokerage and research services provided by broker-dealers as a factor in their selection. The Investment Adviser may effect securities transactions that cause the Fund to pay an amount of commission in excess of the amount of commission another broker-dealer would have charged; provided, that the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker-dealer used by the Investment Adviser, viewed in terms of either the specific transaction or the Investment Adviser’s overall responsibilities to the Fund and other accounts for which it exercises investment discretion.
     To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts and corporate management personnel. Research services furnished by broker-dealers may be used in servicing all the Investment Adviser’s accounts and not all such services may be used in connection with the Fund or any other particular account of the Investment Adviser which paid commissions to the broker-dealer providing such services.
     Pursuant to Commission interpretative guidance, the Investment Adviser uses commission sharing arrangements (“CSAs”) with certain brokers. These CSA brokers execute trades and credit soft dollars to pools from which the Investment Adviser directs payments to the CSA brokers, third-party brokers, and independent research providers based on commission targets. The use of CSAs is intended to assist the Investment Adviser in providing credits to brokers who, in its judgment, provide the best access to analysts and management, and to independent research providers, while using reliable execution brokers which the Investment Adviser believes will benefit the Investment Adviser’s accounts, including the Funds.
     The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the U.S. generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the U.S., although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.
     Foreign equity securities may also be held by the Fund in the form of ETFs, ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ETFs, ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the U.S. or Europe or other countries, as the case may be. ADRs and ETFs, like other securities traded in the U.S., will be subject to negotiated commission rates. The Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions.
     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser when one or more clients of the Investment Adviser are selling the same security. Transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
     Because the Fund had not commenced operations as of the date of this Statement of Additional Information, it has not paid any brokerage commissions, and has not incurred any expenses under the swap agreement.
SHAREHOLDER SERVICES
     The Fund offers a number of shareholder services described below that are designed to facilitate investment in their shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling 1-866-947-7000, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.
Investment Account
     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.
Retirement and Education Savings Plans
     The minimum initial purchase to establish retirement and education savings plan accounts in the Fund is $4,000. Dividends received by retirement plans and accounts generally are exempt from federal taxation until distributed from the plans. Different tax rules apply to Roth IRAs and Coverdell educational savings accounts. Investors considering participation in any retirement or savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.
Automatic Dividend Reinvestment Plan
     Shareholders may, at any time, by written notice to their selected securities dealer, or other financial intermediary if their account is maintained with an intermediary, or by written notice or telephone call to the Transfer Agent (tel: 1-866-947-7000), if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or net capital gains paid on shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, if a dividend on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such dividend in cash, but it will automatically be reinvested in additional Fund shares). These instructions will take effect ten days after the receipt by the Transfer Agent of such notice. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.
FEDERAL TAX ASPECTS
General
     The Fund is treated as a separate corporation for federal tax purposes and intends to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”). (All “section” references in this part of this Statement of Additional Information are to the Code.) By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
     To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from interests in certain publicly traded partnerships that are treated as partnerships for federal tax purposes and derive less than 90% of their gross income from the items described in clause (1)(a) (so-called “qualified publicly traded partnerships”) (each, a “QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).
     If the Fund failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rate for net capital gain, a maximum of 15% through the end of 2010 (expected, if extended, to increase to [ ]% for future years) — and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
     The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year.

The Fund intends to meet this distribution requirement to avoid Excise Tax liability. If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of these shares at that time would result in a capital loss for federal income tax purposes.
Foreign Investments
     Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.
     [As more than 50% of the value of the Fund’s total assets at the close of any taxable year will likely consist of securities of foreign corporations, the Fund will be eligible to, and intends to, file an election with the Internal Revenue Service (“Service”) that would enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays.] Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its foreign-source income.
     Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and whose foreign source income is all “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes the Fund paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends it receives are effectively connected with a U.S. trade or business.
     The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rate on individuals’ QDI mentioned above.
     If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.
     The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
     Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. The Fund reserves the right to make investments in PFICs as a matter of its investment policy.
     The Fund may invest in ownership interests in income, royalty, and similar trusts. The tax consequences to the Fund of an investment in a trust depend on the trust’s classification for federal tax purposes; such a trust generally is classified for those purposes as a corporation or a partnership.
     (1) If a trust is classified as a corporation, it would be a PFIC (with the income tax consequences to the Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of income trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the trust to the Fund would be treated as dividends that likely would be treated as QDI.
     (2) If a trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to the Fund under the Income Requirement. But if such a trust is not a QPTP (because, for example, it satisfies the Income Requirement, i.e., generates at least 90% of its gross income from the passive sources described above), then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (b) if not, the Fund would treat its share of the trust’s income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and any non-qualifying income of the trust would pass-through to the Fund.
Derivatives
     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, and swap agreements involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives from its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. The Fund monitors its transactions, and seeks to make appropriate tax elections and entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment, or enters into a swap agreement, to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
     The Fund’s need to satisfy the Income Requirement and the Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement — in particular, whether such a payment is, wholly or partially, ordinary income or capital gain — will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the Service. While the Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the Service might not accept that treatment. If it did not, the Fund’s status as a RIC might be affected. The Fund intends to monitor developments in this area.

     Some futures contracts (other than “securities futures contracts,” as defined in section 1234B(c)), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund invests may be subject to section 1256 (collectively “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., regarding the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.
     Under section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it may not physically convert all of its holdings of foreign currencies into U.S. dollars on a daily basis. When the Fund does so, it will incur the costs of currency conversion.
     Section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments and swap agreements in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of its gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.
     When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.
     If the Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

Taxation of the Fund’s Shareholders
     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually. The per share dividends on its Investor Class shares will normally be lower than the per share dividends on its Institutional Class shares as a result of the shareholder service fees applicable to the Investor Class shares.
     As described in the Prospectus, shareholders may treat distributions to them of the Fund’s net capital gain as long-term capital gain, regardless of how long they have held their Fund shares. Any distributions the Fund makes of net capital gain it recognizes on sales or exchanges of capital assets through the end of its taxable year will be subject to a 15% maximum federal income tax rate for individual shareholders (expected, if extended, to increase to [     ]% for future years). The part of the dividends the Fund pays that is attributable to its QDI generally also is subject to that rate for individual shareholders, and the part of those dividends attributable to dividends from domestic corporations is eligible for the dividends-received deduction available to corporate shareholders. It is not anticipated, however, that the Fund will earn a significant amount of QDI.
     On a redemption of Fund shares, a shareholder will realize short-term or long-term capital gain or loss, depending on the shareholder’s holding period for the shares. Any capital gain an individual shareholder recognizes on a redemption through the end of 2010 of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate (or the higher rate, mentioned above, thereafter). However, any capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of capital gain distributions received with respect to those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.
*  *  *  *  *
     The foregoing is an abbreviated summary of the federal income tax consequences of any investment in the Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect, which are subject to change by legislative or administrative action, and any such change may be prospective or retroactive. Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.
GENERAL INFORMATION
Description of Shares
     The Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular fund. Each share represents an interest in a fund proportionately equal to the interest of each other share, except that the Investor Class shares are subject to shareholder service fees. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to the Prospectus are fully paid and non-assessable. Upon a fund’s liquidation, all shareholders would share pro rata in the net assets of the fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares.
     The Trust or the Fund may be terminated if approved by the Trustees pursuant to written notice to shareholders or by the approval of the holders of a majority of the Trust’s (or the Fund’s) outstanding shares, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares of the Fund. If not so terminated, the Trust and the Fund will continue indefinitely.
Trustee and Shareholder Liability
     The Declaration of Trust provides that the Trustees will not be liable for any act, omission or obligation of the Trust or any Trustee, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.
     Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held liable for the Trust’s obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.
Independent Registered Public Accounting Firm
     [                               ], has been selected as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Custodian
     The Bank of New York Mellon, One Wall Street, New York, NY 10286, acts as custodian of the Fund’s assets (the “Custodian”). Under its contract with the Trust, the Custodian is authorized to establish and maintain one or more securities accounts and cash accounts for the Fund and to cause foreign securities owned by the Trust to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian, the Fund and the swap counterparty have also entered into a customary triparty control agreement providing for the Custodian to maintain the Fund’s assets pledged as collateral while providing the counterparty access to the account to verify assets and to receive collateral in the event the Fund defaults on its obligations under the swap agreements.
Transfer Agent
     DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust under an agency agreement with the Trust. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.
Legal Counsel
     K&L Gates LLP, Four Embarcadero Center, Suite 1200, San Francisco, CA 94111, is counsel for the Trust. Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by K&L Gates LLP.
Reports to Shareholders
     The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report containing financial statements audited by an independent registered public accounting firm is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gain distributions.
Shareholder Inquiries
     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.
Additional Information
     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, under the Securities Act and the 1940 Act, to which reference is hereby made.
Financial Statements
     The Fund had not commenced operations as of the date of this Statement of Additional Information, and does not have financial statements to present. Financial statements will, in the future, be provided in reports to shareholders and will be available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.causewayfunds.com.
Control Persons and Principal Holders of Securities
     Since the Fund has not commenced operations as of the date of this Statement of Additional Information, it has not offered its shares to the public. As of this date, the Fund could be deemed to be under the control of the Investment Adviser because it had voting authority with respect to 100% of the value of the outstanding interests in the Fund. It is expected that, once the Fund commences investment operations, the Investment Adviser will not control the Fund.

PART C
OTHER INFORMATION
Item 28. Exhibits

(a)	(1) Declaration of Trust(1)
(2) Amendment No. 1 to Schedule A to Declaration of Trust(6)
(3) Amendment No. 2 to Schedule A to Declaration of Trust(8)
(4) Amendment No. 3 to Schedule A to Declaration of Trust(9)
(5) Amendment No. 4 to Schedule A to Declaration of Trust(11)
(6) Amendment No. 5 to Schedule A to Declaration of Trust*
(b)	(1) Amended Bylaws(11)
(c)	Instruments defining rights of Shareholders — none, see Declaration of Trust
(d)	(1) Investment Advisory Agreement for Causeway International Value Fund(2)
(2) Investment Advisory Agreement for Causeway Emerging Markets Fund(7)
(3) Investment Advisory Agreement for Causeway Global Value Fund(9)
(4) Investment Advisory Agreement for Causeway International Opportunities Fund(12)
(5) Investment Advisory Agreement for Causeway Global Absolute Return Fund**
(e)	(1) Underwriting Agreement(2)
(2) Amendment No. 1 to Distribution Agreement(6)
(3) Amendment No. 2 to Distribution Agreement(8)
(f)	Bonus or Profit Sharing Contracts — none
(g)	(1) Custody Agreements for Causeway International Value Fund(2)
(2) Amendment to Custody Agreement for Causeway Emerging Markets Fund(7)
(3) Amendment to Custody Agreement for Causeway Global Value Fund(9)
(4) Amendment to Custody Agreement for Causeway International Opportunities Fund(12)
(5) Amendment to Custody Agreement for Causeway Global Absolute Return Fund**
(h)	Other Material Contracts
(1) Administration Agreement(2)
(2) Amendment No. 1 to Administration Agreement(5)
(3) Amendment No. 2 to Administration Agreement / Amendment No. 1 to Distribution Agreement(6)
(4) Amendment No. 3 to Administration Agreement(7)
(5) Amendment No. 4 to Administration Agreement(9)
(6) Amendment No. 5 to Administration Agreement(11)
(7) Amendment No. 6 to Administration Agreement(12)
(8) Amendment No. 7 to Administration Agreement**
(9) Shareholder Service Plan and Agreement(2)
(10) Expense Limit Agreement for Causeway International Value Fund**
(11) Expense Limit Agreement for Causeway Emerging Markets Fund**
(12) Expense Limit Agreement for Causeway Global Value Fund**
(13) Expense Limit Agreement for Causeway International Opportunities Fund**
(14) Expense Limit Agreement for Causeway Global Absolute Return Fund**
(i)	Legal Opinion**
(j)	Other Opinions
(1) Consent of independent registered public accounting firm**

(k)	Omitted Financial statements — none
(l)	Initial Capital Agreement(2)
(m)	Rule 12b-1 Plan — not applicable
(n)	Rule 18f-3 Plan(2)
(o)	Reserved
(p)	(1) Codes of Ethics of Registrant and its investment adviser (3)
(2) Code of Ethics of Registrant's principal underwriter(3)
(3) Amended Code of Ethics of Registrant and its investment adviser(4)
(4) Amended Code of Ethics of Registrant's principal underwriter(4)
(5) Amended Code of Ethics of Registrant and its investment adviser(6)
(6) Amended Code of Ethics of Registrant and its investment adviser(8)
(7) Amended Code of Ethics of Registrant and its investment adviser**

(1)	Incorporated by reference from Registrant’s initial Registration Statement filed on August 15, 2001.

(2)	Incorporated by reference from Pre-Effective Amendment No. 1 filed on October 15, 2001.

(3)	Incorporated by reference from Post-Effective Amendment No. 2 filed on January 28, 2003.

(4)	Incorporated by reference from Post-Effective Amendment No. 5 filed on January 28, 2005.

(5)	Incorporated by reference from Post-Effective Amendment No. 6 filed on January 30, 2006.

(6)	Incorporated by reference from Post-Effective Amendment No. 7 filed on November 16, 2006.

(7)	Incorporated by reference from Post-Effective Amendment No. 8 filed on January 30, 2007.

(8)	Incorporated by reference from Post-Effective Amendment No. 9 filed on January 30, 2008.

(9)	Incorporated by reference from Post-Effective Amendment No. 11 filed on April 29, 2008.

(10)	Incorporated by reference from Post-Effective Amendment No. 12 filed on January 30, 2009.

(11)	Incorporated by reference from Post-Effective Amendment No. 13 filed on October 15, 2009.

(12)	Incorporated by reference from Post-Effective Amendment No. 14 filed on December 31, 2009.

*	Filed herewith.

**	To be filed by amendment.
Item 29. Persons Controlled by or Under Common Control With Registrant
There are no persons controlled by or under common control with the Registrant.
Item 30. Indemnification
Article VIII of the Registrant’s Declaration of Trust, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any trustee; provided, however, that nothing contained in the Registrant’s Declaration of Trust or in the Delaware Statutory Trust Act shall protect any trustee against any liability to the Registrant or the shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee.
Article VII, Section 3 of the Registrant’s Bylaws also provides that every person who is, or has been, a trustee or officer of the Registrant is indemnified to the fullest extent permitted by the Delaware Statutory Trust Act, the Registrant’s Bylaws and other applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
See “Management of the Fund” in the Prospectus and Statement of Additional Information.
The Investment Adviser, a Delaware limited liability company, is a registered investment adviser. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference. In addition, Robert L. Burch, independent member of the Investment Adviser’s Board of Managers, serves as General Partner of A. W. Jones Company and Trustee of Hotchkis and Wiley Funds.
Item 32. Principal Underwriter
(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
Oak Associates Funds	February 27, 1998
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000

Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.)	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
Barclays Global Investors Funds	March 31, 2003
SEI Opportunity Fund, LP	October 1, 2003
The Arbitrage Funds	May 17, 2005
The Turner Funds	January 1, 2006
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Forward Funds	August 14, 2008
Global X Funds	October 24, 2008
FaithShares Trust	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).
(b)	The following table provides information concerning the positions and offices that each director or officer of the Distributor holds with the Distributor and the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Offices with Distributor	Positions and Offices with Registrant
William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin Barr	President & Chief Executive Officer	—
Maxine Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John Coary	Vice President & Assistant Secretary	—
John Cronin	Vice President	—
Robert Silvestri	Vice President	—

Item 33. Location of Accounts and Records
Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows: (a) With respect to Rules 31a-1(b)(2)(i)(a) — (e) and 31a-1(b)(3), the required books and records will be maintained at the offices of Registrant’s Custodian: The Bank of New York Mellon, One Wall Street, New York, NY 10286; (b) With respect to Rules 31a-1(a); 31a-1(b)(1); 31a-1(b)(2)(i)(c) — (f); 31a-1(b)(2)(ii) — (iii); and 31a-1(b)(3) — (8), the required books and records are maintained at the offices of Registrant’s Administrator: SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456; (c) With respect to Rules 31a-1 (b)(2)(iii); 31a-1(b)(4) — (7); 31a-1 (b)(9) — (11); and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Investment Adviser: Causeway Capital Management LLC, 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025; (d) With respect to Rule 31a-1 (b)(2)(iv), the required books and records are maintained at the offices of the Registrant’s Transfer Agent: DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105; and (e) With respect to Rule 31a-1 (d), the required books and records are maintained at the offices of the Registrant’s Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.
Item 34. Management Services
None.
Item 35. Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Los Angeles, California on the 13th day of October, 2010.

CAUSEWAY CAPITAL MANAGEMENT TRUST
By:	/s/ Turner Swan
Turner Swan
President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME	TITLE	DATE

/s/ Turner Swan Turner Swan	President & Secretary	October 13, 2010

/s/ Michael Lawson Michael Lawson	Treasurer	October 13, 2010

John A. G. Gavin* John A. G. Gavin	Trustee and Chairman of the Board	October 13, 2010

Mark D. Cone* Mark D. Cone	Trustee	October 13, 2010

John R. Graham* John R. Graham	Trustee	October 13, 2010

Lawry J. Meister* Lawry J. Meister	Trustee	October 13, 2010

Eric H. Sussman* Eric H. Sussman	Trustee	October 13, 2010

* By	/s/ Turner Swan
(Turner Swan, pursuant to a power of attorney filed herewith)

Exhibit Index
28(a)(6)     Amendment No. 5 to Schedule A to Declaration of Trust
Powers of Attorney for John A. G. Gavin, Mark D. Cone, John R. Graham, Lawry J. Meister and Eric H. Sussman, Trustees of Causeway Capital Management Trust

POWER OF ATTORNEY
          I, John A. G. Gavin, the undersigned Trustee of Causeway Capital Management Trust (the “Trust”) hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Turner Swan and Gracie V. Fermelia and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, California, this 6th day of January, 2009.
(City, State)

/s/ John A. G. Gavin
John A. G. Gavin, Trustee

POWER OF ATTORNEY
          I, Eric H. Sussman, the undersigned Trustee of Causeway Capital Management Trust (the “Trust”) hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Turner Swan and Gracie V. Fermelia and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, California, this 6th day of January, 2009.
(City, State)

/s/ Eric H. Sussman
Eric H. Sussman, Trustee

POWER OF ATTORNEY
          I, Lawry J. Meister, the undersigned Trustee of Causeway Capital Management Trust (the “Trust”) hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Turner Swan and Gracie V. Fermelia and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, California, this 16th day of January, 2009.
(City, State)

/s/ Lawry J. Meister
Lawry J. Meister, Trustee

POWER OF ATTORNEY
          I, John R. Graham, the undersigned Trustee of Causeway Capital Management Trust (the “Trust”) hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Turner Swan and Gracie V. Fermelia and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, California, this 16th day of January, 2009.
(City, State)

/s/ John R. Graham
John R. Graham, Trustee

POWER OF ATTORNEY
          I, Mark D. Cone, the undersigned Trustee of Causeway Capital Management Trust (the “Trust”) hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Turner Swan and Gracie V. Fermelia and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Greenwich, Connecticut, this 5th day of January, 2009.
(City, State)

/s/ Mark D. Cone
Mark D. Cone, Trustee